Securities Act File No. 033-20309
Investment Company Act File No. 811-05476

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 43	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 43	☒

LORD ABBETT GLOBAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 201-6984

Thomas R. Phillips, Esq.
Vice President and Assistant Secretary
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2013 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on May 1, 2013 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett Global Fund

PROSPECTUS

MAY 1, 2013

LORD ABBETT EMERGING MARKETS CURRENCY FUND	CLASS	TICKER	CLASS	TICKER
	A	LDMAX	I	LDMYX
	B	LDMBX	P	LDMPX
	C	LDMCX	R2	LDMQX
	F	LDMFX	R3	LDMRX
LORD ABBETT GLOBAL ALLOCATION FUND	CLASS	TICKER	CLASS	TICKER
	A	LAGEX	I	LGEYX
	B	LAGBX	P	N/A
	C	LAGCX	R2	LAGQX
	F	LAGFX	R3	LARRX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUNDS
	Investment Objective	24
	Principal Investment Strategies	24
	Principal Risks	31
	Disclosure of Portfolio Holdings	41
	Management and Organization of the Funds	41

FINANCIAL INFORMATION
	Emerging Markets Currency Fund	78
	Global Allocation Fund	86

APPENDIX
	Appendix A: Underlying Funds of Global Allocation Fund	A-1

EMERGING MARKETS CURRENCY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 53 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.87%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%

Total Annual Fund Operating Expenses	1.01%	1.81%	1.68%	0.91%	0.81%	1.26%	1.41%	1.31%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five- year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$326	$539	$770	$1,433	$326	$539	$770	$1,433

Class B Shares	$684	$869	$1,180	$1,916	$184	$569	$980	$1,916

Class C Shares	$271	$530	$913	$1,987	$171	$530	$913	$1,987

Class F Shares	$93	$290	$504	$1,120	$93	$290	$504	$1,120

Class I Shares	$83	$259	$450	$1,002	$83	$259	$450	$1,002

Class P Shares	$128	$400	$692	$1,523	$128	$400	$692	$1,523

Class R2 Shares	$144	$446	$771	$1,691	$144	$446	$771	$1,691

Class R3 Shares	$133	$415	$718	$1,579	$133	$415	$718	$1,579

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141.92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, emerging

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

markets at the time of purchase. For purposes of this policy, the Fund considers an emerging market to be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years. Emerging markets include countries in Asia, Africa, the Middle East, Latin America, and Europe. The Fund is non-diversified under the Investment Company Act of 1940, as amended, and may invest a greater percentage of its assets in a single issuer or in fewer issuers than a diversified mutual fund would.

Lord Abbett will determine the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors. The Fund focuses on foreign currencies that it expects to appreciate versus the U.S. dollar (or versus other foreign currencies), in addition to foreign currencies that it expects to depreciate versus the U.S. dollar (or versus other foreign currencies). In pursuing its investment objective, the Fund may invest substantially in forward foreign currency contracts, which are a type of derivative instrument. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. In addition to forward contracts, the Fund also may invest in other types of derivatives, including options, futures contracts, and swap agreements.

A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. When the Fund is invested substantially in forward foreign currency contracts and other derivative instruments, the Fund will not have a material portion of its assets invested in securities issued by issuers located in emerging markets. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund will invest these assets in U.S. fixed income instruments that would be expected to generate income for the Fund.

The Fund’s fixed income instruments may include the following: corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities or other obligations issued by states, provinces or local governments and their

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

subdivisions, agencies, authorities and other government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives based on the return of fixed income instruments.

Forward contracts may be structured for cash settlement, rather than physical delivery. The Fund may enter into non-deliverable currency forward contracts (“NDFs”), which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency. With respect to futures contracts or forward contracts that are contractually required to cash settle, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) during the period of time while the contract positions are open. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool under newly amended Commodity Exchange Act rules. As of the date of this prospectus, the extent of the CFTC’s rule amendments remains uncertain. Accordingly, when fully implemented, the CFTC’s rule amendments may require the Fund or its investment adviser to comply with new regulatory requirements that could impact the Fund’s expenses, use of derivatives, and performance.

The Fund also may invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies; engage in foreign currency transactions on a spot (cash) basis; enter into foreign currency futures contracts; invest in options on foreign currencies and futures; obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, including buy backs and dollar rolls; hedge its exposure to emerging country currencies (but is not required to do so); invest in currency derivatives to manage its duration; and invest in other types of fixed income instruments that may not be denominated in the currencies of emerging markets and may not provide investment exposure to the currencies of emerging markets.

The Fund also may invest up to 15% of its total assets in high yield debt securities (commonly referred to as “below investment grade” or “junk” bonds). High yield debt securities are debt securities that are rated BB/Ba or lower by Moody’s Investors, Inc., Standard & Poor’s Rating Services, or Fitch Ratings (each, a Nationally Recognized Statistical Rating Organization (“NRSRO”)), or are unrated but determined by Lord Abbett to be of comparable quality.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

Under normal market conditions, the Fund’s average portfolio duration is not expected to exceed eight years. However, the Fund’s average portfolio duration will vary from time to time.

The Fund may engage in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce its returns. The Fund invests substantially in forward contracts and other types of derivatives. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, counterparty risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an over-the-counter (“OTC”) contract, such as a forward contract, will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Because derivatives may

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund. In addition, the Fund will be required to segregate permissible liquid assets to cover the Fund’s obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Foreign Currency and Currency-Related Transaction Risk: The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. The Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result, in addition to the Fund’s incurring transaction costs.

•

Developing or Emerging Market Investments Risk: The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, and have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

•

Foreign Investments Risk: Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. In addition, key information about an issuer, security, or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, transaction costs may be higher, and there may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

•

Non-Diversified Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Leverage Risk: Certain of the Fund’s transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Credit Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for high yield debt securities, which have lower credit ratings.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates.

•

Liquidity Risk: The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, because these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns because the Fund may be unable to sell these securities at its desired time or price.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

•

Government Securities Risk and Mortgage-Related and Other Asset-Backed Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

High-Yield Securities Risk: High-yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. There also is the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. The market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table shows changes in the performance of the Fund during periods when the Fund operated under the name “Lord Abbett Global Income Fund,” and followed a global income strategy, primarily investing in high-quality and investment grade debt securities of domestic and foreign companies generally located in developed countries.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’09 +13.14%	Worst Quarter 4th Q ’08 -12.43%

*

The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund’s current investment strategy.

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

Average Annual Total Returns (for the periods ended December 31, 2012)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.23%	2.74%	4.14%	–

After Taxes on Distributions	7.36%	1.71%	2.55%	–

After Taxes on Distributions and Sale of Fund Shares	5.33%	1.75%	2.60%	–

Class B Shares	4.79%	2.13%	3.84%	–

Class C Shares	8.91%	2.53%	3.72%	–

Class F Shares	10.63%	3.37%	–	3.89%	9/28/2007

Class I Shares	10.75%	3.49%	–	3.83%	10/19/2004

Class P Shares	10.27%	3.07%	4.22%	–

Class R2 Shares	10.24%	2.98%	–	3.50%	9/28/2007

Class R3 Shares	10.23%	2.99%	–	3.52%	9/28/2007

Index

Barclays Global Emerging Markets Strategy (GEMS) Index (reflects no deduction for fees, expenses, or taxes)	8.51%	2.87%	8.86%	7.30% 3.54%	10/31/2004(1) 9/30/2007(2)

(1)	Corresponds with Class I period shown.
(2)	Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Leah G. Traub, Partner and Director	2007

David B. Ritt, Portfolio Manager	2009

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

GLOBAL ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 53 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%

Total Annual Fund Operating Expenses	1.56%	2.31%	2.31%	1.41%	1.31%	1.76%	1.91%(3)	1.81%(3)

Management Fee Waiver(4)	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%

Total Annual Fund Operating Expenses After Management Fee Waiver(4)	1.38%	2.13%	2.13%	1.23%	1.13%	1.58%	1.73%	1.63%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from May 1, 2013 through April 30, 2014, Lord, Abbett & Co. LLC has contractually agreed to waive 0.18% of its management fee. This agreement may be terminated only by the Fund’s Board of Directors.

PROSPECTUS – GLOBAL ALLOCATION FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the management fee waiver agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$707	$1,023	$1,360	$2,310	$707	$1,023	$1,360	$2,310

Class B Shares	$716	$1,004	$1,419	$2,444	$216	$704	$1,219	$2,444

Class C Shares	$316	$704	$1,219	$2,632	$216	$704	$1,219	$2,632

Class F Shares	$125	$429	$754	$1,675	$125	$429	$754	$1,675

Class I Shares	$115	$397	$701	$1,563	$115	$397	$701	$1,563

Class P Shares	$161	$537	$937	$2,058	$161	$537	$937	$2,058

Class R2 Shares	$176	$583	$1,015	$2,218	$176	$583	$1,015	$2,218

Class R3 Shares	$166	$552	$963	$2,112	$166	$552	$963	$2,112

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.34% of the average value of its portfolio.

PROSPECTUS – GLOBAL ALLOCATION FUND

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal market conditions, through the underlying funds, the Fund indirectly invests principally in equity and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

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Foreign (including emerging market) companies, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund may invest up to 100% of its net assets in underlying funds that invest substantially in securities of issuers organized or operated in foreign (including emerging market) countries.

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Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

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Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

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Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

PROSPECTUS – GLOBAL ALLOCATION FUND

The Fund also may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. The Fund intends to invest in derivatives primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. For example, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The Fund may invest directly in derivatives with an aggregate net notional value representing up to 50% of the Fund’s net assets. However, the Fund currently expects that the aggregate net notional value of such instruments will not exceed 35% of the Fund’s net assets under normal market conditions.

The Fund’s portfolio manager determines the Fund’s asset allocation based on the underlying funds’ portfolio characteristics and market conditions. The Fund may sell or reallocate its investments to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect its performance, include:

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in

PROSPECTUS – GLOBAL ALLOCATION FUND

determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

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Portfolio Management Risk: The strategies used and investments selected by the portfolio management of the Fund and the underlying funds may fail to produce the intended results and the Fund and the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

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Foreign Markets Risk: Investments in foreign (including emerging market) issuers and in U.S. issuers with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers organized and operated in the U.S., these issuers may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign issuers also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent that such securities are traded on non-U.S. exchanges or markets.

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Emerging Markets Risk: Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets.

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Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

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Equity Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

PROSPECTUS – GLOBAL ALLOCATION FUND

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

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Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

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Blend Style Risk: The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

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Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have below investment grade credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

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High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

PROSPECTUS – GLOBAL ALLOCATION FUND

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Industry/Sector Risk: If the underlying funds emphasize a particular type of security, including an investment in a single industry or sector, the Fund may experience greater losses due to adverse developments affecting that type of security.

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Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares to date.

The bar chart and table below shows changes in the performance of the Fund during periods when it operated under the name “Lord Abbett Global Equity Fund” and pursued an investment objective of long-term growth of capital and income consistent with reasonable risk by investing directly in equity securities of large domestic and foreign companies.

PROSPECTUS – GLOBAL ALLOCATION FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’09 +22.59%	Worst Quarter 4th Q ’08 -18.72%

*

The Fund implemented its current investment strategy effective July 1, 2008. The performance of the Fund for periods prior to July 1, 2008 is not representative of the Fund’s current investment strategy.

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – GLOBAL ALLOCATION FUND

Average Annual Total Returns (for the periods ended December 31, 2012)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.38%	-0.59%	6.98%	–

After Taxes on Distributions	7.61%	-1.26%	6.08%	–

After Taxes on Distributions and Sale of Fund Shares	5.95%	-0.73%	5.83%	–

Class B Shares	9.24%	-0.41%	7.07%	–

Class C Shares	13.17%	-0.07%	6.92%	–

Class F Shares	15.28%	0.84%	–	0.48%	9/28/2007

Class I Shares	15.42%	0.92%	–	6.59%	10/19/2004

Class R2 Shares	14.71%	–	–	3.48%	6/30/2008

Class R3 Shares	14.81%	–	–	3.31%	6/30/2008

Index

40% MSCI EAFE Index with Gross Dividends/25% Russell 1000® Index/20% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	14.61%	2.29%	8.29%	6.35% 1.98% 4.19%	10/19/2004 9/28/2007 6/30/2008

Lipper Average

Lipper Global Flexible Portfolio Average (reflects no deduction for sales charges or taxes)	10.24%	1.13%	7.74%	6.10% 1.19% 2.63%	10/31/2004(1) 9/30/2007(2) 6/30/2008

(1)	Corresponds with Class I period shown.
(2)	Corresponds with Class F period shown.

PROSPECTUS – GLOBAL ALLOCATION FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert I. Gerber, Partner and Chief Investment Officer	2008

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – GLOBAL ALLOCATION FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	No minimum	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or

PROSPECTUS – THE FUNDS

other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

Emerging Markets Currency Fund

The Fund’s investment objective is to seek high total return.

Global Allocation Fund

The Fund’s investment objective is total return.

PRINCIPAL INVESTMENT STRATEGIES

Emerging Markets Currency Fund

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, emerging markets at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. For purposes of this policy, the Fund considers an emerging market to be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years. Emerging markets include countries in Asia, Africa, the Middle East, Latin America, and Europe. To the extent U.S. fixed income instruments are used to “cover” the Fund’s net exposure under forward contracts and other instruments that provide investment exposure to the currencies of emerging markets, as discussed more fully below, the value of such instruments will be counted for purposes of the Fund’s 80% policy. The Fund is non-diversified under the Investment Company Act of 1940, as amended, and may invest a greater percentage of its assets in a single issuer or in fewer issuers than a diversified mutual fund would.

Lord Abbett will determine the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors. The Fund focuses on foreign currencies that it expects to appreciate versus the U.S. dollar (or versus other foreign currencies), in addition to foreign currencies that it expects to depreciate versus the U.S. dollar (or versus other foreign currencies). In pursuing its investment objective, the Fund may invest substantially in forward foreign currency contracts, which are derivative instruments. Derivatives are financial instruments that derive their value from the

PROSPECTUS – THE FUNDS

value of an underlying asset, reference rate or index. In addition to forward contracts, the Fund also may invest in other types of derivatives, including options, futures contracts, and swap agreements.

A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency.

When the Fund is invested substantially in forward foreign currency contracts and other derivative instruments, the Fund will not have a material portion of its assets invested in securities issued by issuers located in emerging markets. Because the delivery and settlement of the contract is in the future, the Fund will retain the assets intended to be used to settle the contract until the specified future date. The Fund will be required to segregate or earmark permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund will invest these assets in U.S. fixed income instruments that would be expected to generate income for the Fund.

The Fund’s fixed income instruments consist principally of the following: corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities or other obligations issued by states, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives based on the return of fixed income instruments. All or a portion of the Fund’s investments in U.S. fixed income instruments will be used to cover the Fund’s obligations relating to its currency and certain other transactions. The value of such investments (to the extent used to cover the Fund’s net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to the currencies of emerging markets will be counted for purposes of the Fund’s 80% policy.

Forward contracts also may be structured for cash settlement, rather than physical delivery. The Fund may enter into non-deliverable currency forward contracts (“NDFs”), which are a particular type of cash-settled forward contract

PROSPECTUS – THE FUNDS

that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency. With respect to futures contracts or forward contracts that are contractually required to cash settle, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) during the period of time while the contract positions are open. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool under newly amended Commodity Exchange Act rules. As of the date of this prospectus, the extent of the CFTC’s rule amendments remains uncertain. Accordingly, when fully implemented, the CFTC’s rule amendments may require the Fund or its investment adviser to comply with new regulatory requirements that could impact the Fund’s expenses, use of derivatives, and performance.

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Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter (“OTC”) market. The Fund may enter into such contracts as a substitute for taking a position in an underlying asset, to increase returns, for bona fide hedging purposes or to pursue risk management strategies. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

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Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

PROSPECTUS – THE FUNDS

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Swaps: The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or for investment (speculative) purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund also may invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies; engage in foreign currency transactions on a spot (cash) basis; enter into foreign currency futures contracts; invest in options on foreign currencies and futures; obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, including buy backs and dollar rolls; hedge its exposure to emerging country currencies (but is not required to do so); and invest in other types of fixed income instruments that may not be denominated in the currencies of emerging markets and may not provide investment exposure to the currencies of emerging markets.

The Fund also may invest up to 15% of its total assets in high yield debt securities (commonly referred to as “below investment grade” or “junk” bonds), including unrated securities that Lord Abbett determines to be of comparable quality as such securities. High yield debt securities are debt securities that are rated at the time of purchase BB/Ba or lower by a rating agency or are unrated but determined by Lord Abbett to be of comparable quality. By contrast, investment grade debt securities are securities rated at the time of purchase within the four highest grades assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each, a Nationally Recognized Statistical Rating Organization (“NRSRO”)), or are unrated but determined by Lord Abbett to be of comparable quality. High yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

Under normal market conditions, the Fund’s average portfolio duration is not expected to exceed eight years. However, the Fund’s average portfolio duration will vary from time to time. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration,

PROSPECTUS – THE FUNDS

the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point, and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Global Allocation Fund

The Fund is a “fund of funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal market conditions, through the underlying funds, the Fund indirectly invests principally in equity and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal market conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below.

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Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The percentages shown below exclude any portion of the Fund that is not invested in underlying funds.

Asset Class	Target Allocation

Equity	40% to 75%

Fixed Income	25% to 60%

Foreign	40% to 100%

Through the underlying funds, which are described in “Appendix A: Underlying Funds of Global Allocation Fund,” the Fund’s assets are allocated primarily to the following types of investments:

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Foreign (including emerging market) companies, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in underlying funds that invest substantially in securities of issuers organized or operated in foreign (including emerging market) countries. Under adverse market conditions, the Fund will invest at least 30% of its net assets in such underlying funds. The Fund will allocate its assets among various regions and at least three different countries, including the U.S.

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Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

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Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

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Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. When investing in this manner, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. For example, the Fund may invest in a total return swap on an index to adjust its exposure to the asset class represented by the index. The use of total return swaps to increase or decrease exposure to an asset class may increase the Fund’s leverage risk. The Fund may use total return swaps where futures contracts are not available or otherwise as determined by the Fund’s portfolio manager. Currently, total return swaps generally have more counterparty risk than futures contracts.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal market conditions. The Fund currently is not regulated by

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the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

When selecting investments, the Fund’s portfolio manager considers factors including the underlying funds’ domestic and foreign exposure, market capitalization range, investment style (growth versus value), performance, and volatility. The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

Emerging Markets Currency Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. The Fund invests substantially in forward contracts and other types of derivatives. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, counterparty risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract, such as a forward contract, will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund. In addition, the Fund will be required to segregate permissible liquid assets to cover the Fund’s obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

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Foreign Currency and Currency-Related Transaction Risk: The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. The Fund’s use of currency-related transactions involves the

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risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. If the Fund is not accurate in its predictions of currency movements, the Fund will lose money, in addition to the Fund’s incurring transaction costs. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

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Developing or Emerging Market Investments Risk: The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, and have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

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Foreign Investments Risk: Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. In addition, key information about an issuer, security, or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

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Non-Diversified Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

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Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on fund performance relative to a more geographically diversified fund.

PROSPECTUS – THE FUNDS

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Leverage Risk: Certain of the Fund’s transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. There is no assurance that the Fund will be able to employ leverage successfully.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer- term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

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Credit Risk: The issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A fixed income security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates.

•

Liquidity Risk: The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, because these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns because the Fund may be unable to sell these securities at its desired time or price.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S.

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corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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High Yield Securities Risk: High yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for junk bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market

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than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but such costs can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Potential for Changes in Tax Treatment. The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

Global Allocation Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

PROSPECTUS – THE FUNDS

The principal risks you assume when investing in the Fund, which also are the principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

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Portfolio Management Risk: The strategies used by the portfolio management of the Fund and the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and the underlying funds may not achieve their objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

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Foreign Markets Risk: Investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by an underlying fund that are denominated in that foreign currency, including the value of any income distributions payable to the underlying fund as a holder of such securities. In addition, foreign securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. Issuers with economic ties to foreign markets may be susceptible to the same risks as issuers organized in foreign markets.

PROSPECTUS – THE FUNDS

•

Emerging Markets Risk: Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market issuers may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may have investment exposure to securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent that the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by an underlying fund that are denominated in those currencies. An underlying fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and an underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

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Equity Risk: Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual investments also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities.

PROSPECTUS – THE FUNDS

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

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Mid-Sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

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Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, portfolio management seeks to diversify these risks and lower the Fund’s volatility, but there is no assurance this strategy will achieve that result.

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Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have below investment grade credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

PROSPECTUS – THE FUNDS

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High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

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Industry/Sector Risk: Although the Fund maintains a diversified portfolio, from time to time the underlying funds may favor investments in one or more particular industries or sectors. To the extent that the underlying funds emphasize a particular industry or sector, the value of the relevant portion of the Fund’s investments may fluctuate in response to events affecting that industry or sector (such as government regulations, resource availability or economic developments) to a greater degree than securities within other industries or sectors.

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Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. The Fund is exposed to the risks of derivatives through its and the underlying funds’ investments in such instruments. Investments in derivatives may increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, a fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

PROSPECTUS – THE FUNDS

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and make the Fund more volatile. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund will be able to employ its derivatives strategy successfully. The impact of derivatives on the Fund’s performance will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts such factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord, Abbett & Co. LLC (“Lord Abbett”).

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $134.8 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors as of February 28, 2013.

PROSPECTUS – THE FUNDS

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide country, issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Emerging Markets Currency Fund. The team is headed by Leah G. Traub, Partner and Director. Ms. Traub joined Lord Abbett and has been a member of the team since 2007. Assisting Ms. Traub is David B. Ritt, Portfolio Manager. Mr. Ritt joined Lord Abbett in 2006 and has been a member of the team since 2009. Ms. Traub and Mr. Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

Global Allocation Fund. Robert I. Gerber, Partner and Chief Investment Officer, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team since 2008.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a management fee for Emerging Markets Currency Fund as calculated at the following annual rate:

0.50% of the first $1 billion of average daily net assets; and
0.45% of average daily net assets over $1 billion.

For the fiscal year ended December 31, 2012, the effective annual rate of the management fee paid to Lord Abbett was 0.50% for Emerging Markets Currency Fund.

For Global Allocation Fund, the management fee is calculated at the annual rate of 0.25% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.05% for Global Allocation Fund.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets, with the exception of the Global Allocation Fund, which pays no such fee. Emerging Markets Currency Fund pays all expenses not expressly assumed by Lord Abbett. Global Allocation Fund pays all of its expenses not otherwise borne by the underlying funds or expressly assumed by Lord Abbett.

PROSPECTUS – THE FUNDS

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval generally is available in the Funds’ annual report to shareholders for the fiscal year ended December 31.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

PROSPECTUS – THE FUNDS

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

PROSPECTUS – THE FUNDS

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs

Front-End Sales Charge (For Emerging Markets Currency Fund)	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

Front-End Sales Charge (For Global Allocation Fund)	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

CDSC (For Emerging Markets Currency Fund)	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

CDSC (For Global Allocation Fund)	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(1) (For Emerging Markets Currency Fund)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Distribution and Service (12b-1) Fee(1) (For Global Allocation Fund)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)

Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1) (For Emerging Markets Currency Fund)

The Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Distribution and Service (12b-1) Fee(1) (For Global Allocation Fund)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%

Conversion	None

Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

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Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(4)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Conversion	None

Exchange Privilege(2)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Conversion	None

Exchange Privilege(2)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Conversion	None

Exchange Privilege(2)	Class R3 shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)	Class P shares are closed to substantially all new investors.

PROSPECTUS – THE FUNDS

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	No minimum	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC (“Lord Abbett Distributor”).

Additional Information About the Availability of Share Classes.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, CDSC, and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares

PROSPECTUS – THE FUNDS

of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, trusts and endowments, and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million;

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

Registered investment advisers investing on behalf of their advisory clients, provided that in the case of a registered investment adviser that is also a registered broker-dealer, the firm has not entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm; and

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

PROSPECTUS – THE FUNDS

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

Shareholders who held Class I shares on July 9, 2010 may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the registration of the account since that date.

Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2 and R3 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

PROSPECTUS – THE FUNDS

SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares (Emerging Markets Currency Fund Only)

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charge — Class A Shares (Global Allocation Fund Only)

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time

PROSPECTUS – THE FUNDS

they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one- year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, and R3 shares are not subject to a CDSC.

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

PROSPECTUS – THE FUNDS

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

PROSPECTUS – THE FUNDS

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, and R3 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, and R3 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

PROSPECTUS – THE FUNDS

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $500,000 (in the case of Emerging Markets Currency Fund) or $1 million (in the case of Global Allocation Fund) or more (may be subject to a CDSC);

•	purchases by retirement and benefit plans with at least 100 eligible employees (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

PROSPECTUS – THE FUNDS

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

PROSPECTUS – THE FUNDS

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

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Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that are paid to financial intermediaries for each share class is as follows:

Class

	A	A	B(2)	C	C	F	I	P	R2	R3
Fee(1)	Emerging Markets Currency Fund(2)	Global Allocation Fund(2)		Emerging Markets Currency Fund(2)(3)	Global Allocation Fund(2)

Service	0.15%	0.25%	0.25%	0.25%	0.25%	–	–	0.25%	0.25%	0.25%

Distribution	–	–	–	0.50%	0.75%	–	–	0.20%	0.35%	0.25%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee the Emerging Markets Currency Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial

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intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances:

•	purchases of $500,000 (in the case of Emerging Markets Currency Fund) or $1 million (in the case of Global Allocation Fund) or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12- month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

For Emerging Markets Currency Fund: $500,000 to $5 million For Global Allocation Fund: $1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, P, R2, and R3 Shares. Class F, I, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The

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payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level

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omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares

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directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information;

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and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written

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request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

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Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution

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except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

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Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

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Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

The Global Allocation Fund’s NAV is calculated based upon the NAVs of the underlying funds in which the Global Allocation Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair value pricing and the effects of doing so. A summary follows. When used below, the term “Fund” refers to the Emerging Markets Currency Fund and each underlying fund of the Global Allocation Fund.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett

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under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices

PROSPECTUS – THE FUNDS

that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle

PROSPECTUS – THE FUNDS

that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its records as one of these transactions. The Policy does not apply to Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your financial intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its

PROSPECTUS – THE FUNDS

policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the

PROSPECTUS – THE FUNDS

policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. Subject to the approval of the Fund’s Board of Directors, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

PROSPECTUS – THE FUNDS

The Emerging Markets Currency Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly, while the Global Allocation Fund expects to pay dividends from its net investment income quarterly. Each Fund expects to distribute any of its net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, a Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

Also, effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

PROSPECTUS – THE FUNDS

A plan participant whose retirement and benefit plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

Legislation passed by Congress in 2008 requires mutual funds to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 that are subsequently redeemed. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

PROSPECTUS – THE FUNDS

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the 2012 annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share.

PROSPECTUS – THE FUNDS

EMERGING MARKETS CURRENCY FUND

Financial Highlights

	Class A Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.15	$6.74	$6.70	$5.72	$6.73

Investment operations:

Net investment income(a)	.07	.08	.11	.17	.24

Net realized and unrealized gain (loss)	.58	(.46)	.27	.99	(1.01)

Total from investment operations	.65	(.38)	.38	1.16	(.77)

Distributions to shareholders from:

Net investment income	(.15)	(.18)	(.20)	(.18)	(.14)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.10)

Total distributions	(.17)	(.21)	(.34)	(.18)	(.24)

Net asset value, end of year	$6.63	$6.15	$6.74	$6.70	$5.72

Total Return(b)	10.69%	(5.87)%	5.79%	20.53%	(11.90)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.01%	1.02%	1.17%	1.27%	1.23%

Expenses, including expense reductions and expenses reimbursed	1.01%	1.02%	1.17%	1.27%	1.22%

Expenses, excluding expense reductions and expenses reimbursed	1.01%	1.02%	1.17%	1.27%	1.27%

Net investment income	1.02%	1.18%	1.68%	2.69%	3.59%

Supplemental Data

Net assets, end of year (000)	$73,947	$80,034	$98,279	$109,152	$83,426

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.18	$6.77	$6.73	$5.74	$6.74

Investment operations:

Net investment income(a)	.02	.03	.07	.13	.19

Net realized and unrealized gain (loss)	.58	(.46)	.26	.99	(1.00)

Total from investment operations	.60	(.43)	.33	1.12	(.81)

Distributions to shareholders from:

Net investment income	(.10)	(.13)	(.15)	(.13)	(.11)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.08)

Total distributions	(.12)	(.16)	(.29)	(.13)	(.19)

Net asset value, end of year	$6.66	$6.18	$6.77	$6.73	$5.74

Total Return(b)	9.79%	(6.55)%	5.10%	19.68%	(12.37)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.80%	1.80%	1.83%	1.93%	1.88%

Expenses, including expense reductions and expenses reimbursed	1.80%	1.80%	1.83%	1.93%	1.88%

Expenses, excluding expense reductions and expenses reimbursed	1.80%	1.80%	1.83%	1.93%	1.95%

Net investment income	.24%	.44%	1.05%	2.11%	2.93%

Supplemental Data:

Net assets, end of year (000)	$1,219	$1,674	$2,693	$3,884	$4,105

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.19	$6.78	$6.74	$5.74	$6.75

Investment operations:

Net investment income(a)	.02	.03	.07	.13	.19

Net realized and unrealized gain (loss)	.59	(.46)	.26	1.00	(1.01)

Total from investment operations	.61	(.43)	.33	1.13	(.82)

Distributions to shareholders from:

Net investment income	(.11)	(.13)	(.15)	(.13)	(.11)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.08)

Total distributions	(.13)	(.16)	(.29)	(.13)	(.19)

Net asset value, end of year	$6.67	$6.19	$6.78	$6.74	$5.74

Total Return(b)	9.91%	(6.44)%	5.09%	19.85%	(12.50)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.68%	1.69%	1.82%	1.91%	1.87%

Expenses, including expense reductions and expenses reimbursed	1.68%	1.69%	1.82%	1.91%	1.87%

Expenses, excluding expense reductions and expenses reimbursed	1.68%	1.69%	1.82%	1.91%	1.91%

Net investment income	.37%	.51%	1.02%	2.03%	2.95%

Supplemental Data:

Net assets, end of year (000)	$28,543	$36,551	$34,232	$27,512	$18,407

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.15	$6.74	$6.69	$5.71	$6.73

Investment operations:

Net investment income(a)	.07	.09	.13	.18	.25

Net realized and unrealized gain (loss)	.58	(.47)	.27	.99	(1.01)

Total from investment operations	.65	(.38)	.40	1.17	(.76)

Distributions to shareholders from:

Net investment income	(.16)	(.18)	(.21)	(.19)	(.15)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.11)

Total distributions	(.18)	(.21)	(.35)	(.19)	(.26)

Net asset value, end of year	$6.62	$6.15	$6.74	$6.69	$5.71

Total Return(b)	10.63%	(5.77)%	6.20%	20.82%	(11.76)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.91%	.91%	.92%	.98%	.96%

Expenses, including expense reductions and expenses reimbursed	.91%	.91%	.92%	.98%	.96%

Expenses, excluding expense reductions and expenses reimbursed	.91%	.91%	.92%	.98%	.98%

Net investment income	1.12%	1.27%	1.88%	2.72%	3.94%

Supplemental Data:

Net assets, end of year (000)	$71,622	$76,795	$61,059	$24,463	$710

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.14	$6.73	$6.69	$5.72	$6.73

Investment operations:

Net investment income(a)	.08	.09	.13	.19	.26

Net realized and unrealized gain (loss)	.57	(.46)	.27	.98	(1.00)

Total from investment operations	.65	(.37)	.40	1.17	(.74)

Distributions to shareholders from:

Net investment income	(.16)	(.19)	(.22)	(.20)	(.15)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.12)

Total distributions	(.18)	(.22)	(.36)	(.20)	(.27)

Net asset value, end of year	$6.61	$6.14	$6.73	$6.69	$5.72

Total Return(b)	10.75%	(5.68)%	6.17%	20.89%	(11.47)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.80%	.81%	.83%	.92%	.88%

Expenses, including expense reductions and expenses reimbursed	.80%	.81%	.83%	.92%	.87%

Expenses, excluding expense reductions and expenses reimbursed	.80%	.81%	.83%	.92%	.90%

Net investment income	1.21%	1.40%	2.00%	3.06%	3.96%

Supplemental Data:

Net assets, end of year (000)	$271,710	$119,329	$79,092	$27,176	$19,830

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (continued)

	Class P Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.14	$6.74	$6.69	$5.71	$6.71

Investment operations:

Net investment income(a)	.05	.07	.11	.16	.24

Net realized and unrealized gain (loss)	.59	(.48)	.27	.99	(1.01)

Total from investment operations	.64	(.41)	.38	1.15	(.77)

Distributions to shareholders from:

Net investment income	(.14)	(.16)	(.19)	(.17)	(.13)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.10)

Total distributions	(.16)	(.19)	(.33)	(.17)	(.23)

Net asset value, end of year	$6.62	$6.14	$6.74	$6.69	$5.71

Total Return(b)	10.27%	(6.07)%	5.87%	20.43%	(11.91)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.24%	1.25%	1.27%	1.32%	1.30%

Expenses, including expense reductions and expenses reimbursed	1.24%	1.25%	1.27%	1.32%	1.30%

Expenses, excluding expense reductions and expenses reimbursed	1.24%	1.25%	1.27%	1.32%	1.37%

Net investment income	.80%	.98%	1.61%	2.50%	3.52%

Supplemental Data:

Net assets, end of year (000)	$10	$9	$32	$16	$4

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.16	$6.75	$6.71	$5.72	$6.73

Investment operations:

Net investment income(a)	.04	.05	.09	.15	.25

Net realized and unrealized gain (loss)	.59	(.46)	.27	1.00	(1.01)

Total from investment operations	.63	(.41)	.36	1.15	(.76)

Distributions to shareholders from:

Net investment income	(.13)	(.15)	(.18)	(.16)	(.14)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.11)

Total distributions	(.15)	(.18)	(.32)	(.16)	(.25)

Net asset value, end of year	$6.64	$6.16	$6.75	$6.71	$5.72

Total Return(b)	10.24%	(6.22)%	5.54%	20.12%	(11.63)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.41%	1.41%	1.42%	1.50%	1.08%

Expenses, including expense reductions and expenses reimbursed	1.41%	1.41%	1.42%	1.50%	1.07%

Expenses, excluding expense reductions and expenses reimbursed	1.41%	1.41%	1.42%	1.50%	1.15%

Net investment income	.63%	.76%	1.39%	2.44%	3.74%

Supplemental Data:

Net assets, end of year (000)	$300	$218	$70	$23	$12

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

EMERGING MARKETS CURRENCY FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$6.14	$6.73	$6.70	$5.72	$6.73

Investment operations:

Net investment income(a)	.05	.06	.10	.16	.23

Net realized and unrealized gain (loss)	.57	(.46)	.26	.99	(.99)

Total from investment operations	.62	(.40)	.36	1.15	(.76)

Distributions to shareholders from:

Net investment income	(.13)	(.16)	(.19)	(.17)	(.14)

Net realized gain	–	(.03)	(.14)	–	–

Return of capital	(.02)	–	–	–	(.11)

Total distributions	(.15)	(.19)	(.33)	(.17)	(.25)

Net asset value, end of year	$6.61	$6.14	$6.73	$6.70	$5.72

Total Return(b)	10.23%	(6.14)%	5.49%	20.33%	(11.76)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.29%	1.31%	1.33%	1.41%	1.26%

Expenses, including expense reductions and expenses reimbursed	1.29%	1.31%	1.33%	1.41%	1.26%

Expenses, excluding expense reductions and expenses reimbursed	1.29%	1.31%	1.33%	1.41%	1.30%

Net investment income	.74%	.92%	1.48%	2.52%	3.50%

Supplemental Data:

Net assets, end of year (000)	$617	$411	$326	$103	$57

Portfolio turnover rate	141.92%	130.30%	113.50%	90.72%	83.70%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – EMERGING MARKETS CURRENCY FUND

GLOBAL ALLOCATION FUND

Financial Highlights

	Class A Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$10.29	$11.41	$10.56	$7.95	$13.15

Investment operations:

Net investment income(a)	.36	.35	.33	.28	.26

Net realized and unrealized gain (loss)	1.16	(1.12)	.84	2.66	(5.10)

Total from investment operations	1.52	(.77)	1.17	2.94	(4.84)

Distributions to shareholders from:

Net investment income	(.38)	(.35)	(.32)	(.33)	(.17)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.39)	(.35)	(.32)	(.33)	(.36)

Net asset value, end of year	$11.42	$10.29	$11.41	$10.56	$7.95

Total Return(b)	15.02%	(6.89)%	11.36%	37.83%	(37.33)%

Ratios to Average Net Assets:(c)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.30%	.28%	.35%	.35%	1.07%

Expenses, including expense reductions, expenses assumed and management fee waived	.30%	.28%	.35%	.35%	1.06%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.80%	.84%	.94%	1.17%	1.60%

Net investment income	3.31%	3.11%	3.07%	3.15%	2.40%

Supplemental Data:

Net assets, end of year (000)	$110,910	$108,217	$107,234	$83,625	$53,568

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$9.51	$10.57	$9.81	$7.38	$12.25

Investment operations:

Net investment income(a)	.25	.24	.23	.21	.18

Net realized and unrealized gain (loss)	1.09	(1.03)	.79	2.48	(4.74)

Total from investment operations	1.34	(.79)	1.02	2.69	(4.56)

Distributions to shareholders from:

Net investment income	(.31)	(.27)	(.26)	(.26)	(.12)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.32)	(.27)	(.26)	(.26)	(.31)

Net asset value, end of year	$10.53	$9.51	$10.57	$9.81	$7.38

Total Return(b)	14.24%	(7.56)%	10.60%	37.10%	(37.74)%

Ratios to Average Net Assets:(c)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.04%	.99%	1.00%	1.00%	1.72%

Expenses, including expense reductions, expenses assumed and management fee waived	1.04%	.99%	1.00%	1.00%	1.72%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.54%	1.55%	1.59%	1.82%	2.26%

Net investment income	2.51%	2.29%	2.35%	2.49%	1.74%

Supplemental Data:

Net assets, end of year (000)	$6,939	$8,276	$11,389	$10,668	$7,194

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$9.53	$10.59	$9.83	$7.40	$12.28

Investment operations:

Net investment income(a)	.26	.25	.24	.22	.18

Net realized and unrealized gain (loss)	1.07	(1.03)	.78	2.47	(4.75)

Total from investment operations	1.33	(.78)	1.02	2.69	(4.57)

Distributions to shareholders from:

Net investment income	(.31)	(.28)	(.26)	(.26)	(.12)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.32)	(.28)	(.26)	(.26)	(.31)

Net asset value, end of year	$10.54	$9.53	$10.59	$9.83	$7.40

Total Return(b)	14.17%	(7.48)%	10.58%	37.00%	(37.73)%

Ratios to Average Net Assets:(c)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.04%	.97%	1.00%	1.00%	1.71%

Expenses, including expense reductions, expenses assumed and management fee waived	1.04%	.97%	1.00%	1.00%	1.71%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.53%	1.53%	1.59%	1.80%	2.25%

Net investment income	2.62%	2.42%	2.46%	2.55%	1.76%

Supplemental Data:

Net assets, end of year (000)	$29,821	$26,322	$25,893	$17,741	$9,428

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$10.29	$11.41	$10.56	$7.95	$13.12

Investment operations:

Net investment income(a)	.36	.37	.39	.35	.32

Net realized and unrealized gain (loss)	1.19	(1.12)	.80	2.61	(5.11)

Total from investment operations	1.55	(.75)	1.19	2.96	(4.79)

Distributions to shareholders from:

Net investment income	(.40)	(.37)	(.34)	(.35)	(.19)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.41)	(.37)	(.34)	(.35)	(.38)

Net asset value, end of year	$11.43	$10.29	$11.41	$10.56	$7.95

Total Return(b)	15.28%	(6.72)%	11.57%	38.16%	(37.09)%

Ratios to Average Net Assets:(c)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.15%	.10%	.10%	.10%	.62%

Expenses, including expense reductions, expenses assumed and management fee waived	.15%	.10%	.10%	.10%	.61%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.65%	.66%	.69%	.83%	1.26%

Net investment income	3.31%	3.36%	3.63%	3.66%	3.02%

Supplemental Data:

Net assets, end of year (000)	$2,423	$3,156	$2,256	$641	$9

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 12/31
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$10.34	$11.47	$10.61	$7.98	$13.18

Investment operations:

Net investment income(a)	.39	.38	.37	.32	.31

Net realized and unrealized gain (loss)	1.18	(1.13)	.84	2.67	(5.13)

Total from investment operations	1.57	(.75)	1.21	2.99	(4.82)

Distributions to shareholders from:

Net investment income	(.41)	(.38)	(.35)	(.36)	(.19)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.42)	(.38)	(.35)	(.36)	(.38)

Net asset value, end of year	$11.49	$10.34	$11.47	$10.61	$7.98

Total Return(b)	15.42%	(6.69)%	11.69%	38.39%	(37.10)%

Ratios to Average Net Assets:(c)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.05%	.00%	.00%	.00%	.69%

Expenses, including expense reductions, expenses assumed and management fee waived	.05%	.00%	.00%	.00%	.69%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.55%	.57%	.60%	.80%	1.25%

Net investment income	3.57%	3.38%	3.40%	3.55%	2.85%

Supplemental Data:

Net assets, end of year (000)	$22,289	$14,086	$8,460	$1,055	$557

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 12/31				6/23/2008(a) to 12/31/2008
	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$10.46	$11.55	$10.64	$7.96	$11.83

Investment operations:

Net investment income(b)	.34	.49	.36	.31	.18

Net realized and unrealized gain (loss)	1.18	(1.26)	.85	2.68	(3.70)

Total from investment operations	1.52	(.77)	1.21	2.99	(3.52)

Distributions to shareholders from:

Net investment income	(.35)	(.32)	(.30)	(.31)	(.16)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.36)	(.32)	(.30)	(.31)	(.35)

Net asset value, end of period	$11.62	$10.46	$11.55	$10.64	$7.96

Total Return(c)	14.71%	(6.77)%	11.63%	38.36%	(30.36	)%(d)

Ratios to Average Net Assets:(e)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.61%	.34%	.05%	.00%	.32	%(d)

Expenses, including expense reductions, expenses assumed and management fee waived	.61%	.34%	.05%	.00%	.32	%(d)

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.11%	.93%	.65%	.81%	.87	%(d)

Net investment income	3.05%	4.44%	3.38%	3.46%	1.88	%(d)

Supplemental Data:

Net assets, end of period (000)	$107	$88	$11	$10	$7

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 7/1/2008.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

GLOBAL ALLOCATION FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 12/31				6/23/2008(a) to 12/31/2008
	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$10.34	$11.47	$10.62	$7.95	$11.83

Investment operations:

Net investment income(b)	.35	.34	.34	.37	.18

Net realized and unrealized gain (loss)	1.16	(1.14)	.82	2.62	(3.70)

Total from investment operations	1.51	(.80)	1.16	2.99	(3.52)

Distributions to shareholders from:

Net investment income	(.36)	(.33)	(.31)	(.32)	(.17)

Net realized gain	–	–	–	–	(.19)

Return of capital	(.01)	–	–	–	–

Total distributions	(.37)	(.33)	(.31)	(.32)	(.36)

Net asset value, end of period	$11.48	$10.34	$11.47	$10.62	$7.95

Total Return(c)	14.81%	(7.10)%	11.17%	38.40%	(30.40	)%(d)

Ratios to Average Net Assets:(e)

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.52%	.47%	.50%	.26%	.27	%(d)

Expenses, including expense reductions, expenses assumed and management fee waived	.52%	.47%	.50%	.26%	.26	%(d)

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.02%	1.04%	1.10%	.92%	.82	%(d)

Net investment income	3.17%	3.03%	3.20%	3.79%	1.93	%(d)

Supplemental Data:

Net assets, end of period (000)	$5,211	$3,285	$2,179	$51	$7

Portfolio turnover rate	36.34%	27.66%	9.48%	6.81%	147.44%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 7/1/2008.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND

APPENDIX A: UNDERLYING FUNDS OF GLOBAL ALLOCATION FUND

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•	Lord Abbett Affiliated Fund (“Affiliated Fund”)

•	Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”)

•	Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”)

•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)

•	Lord Abbett Classic Stock Fund (“Classic Stock Fund”)

•	Lord Abbett Convertible Fund (“Convertible Fund”)

•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)

•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)

•	Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett High Yield Fund (“High Yield Fund”)

•	Lord Abbett Income Fund (“Income Fund”)

•	Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)

•	Lord Abbett International Core Equity Fund (“International Core Equity Fund”)

•	Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)

APPENDIX

•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)

•	Lord Abbett Mid Cap Stock Fund (“Mid Cap Stock Fund”)

•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)

•	Lord Abbett Small Cap Blend Fund (“Small Cap Blend Fund”)

•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)

•	Lord Abbett Total Return Fund (“Total Return Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

The Global Allocation Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an “X”) in which the Global Allocation Fund may invest. The Global Allocation Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior shareholder approval or notice.

APPENDIX

U.S. Equity Funds

Affiliated Fund	X

Calibrated Dividend Growth Fund	X

Calibrated Large Cap Value Fund	X

Calibrated Mid Cap Value Fund	X

Classic Stock Fund	X

Developing Growth Fund	X

Fundamental Equity Fund	X

Growth Leaders Fund	X

Growth Opportunities Fund	X

Micro Cap Growth Fund	X

Micro Cap Value Fund	X

Mid Cap Stock Fund	X

Small Cap Blend Fund	X

Small Cap Value Fund	X

Value Opportunities Fund	X

International Equity Funds

International Core Equity Fund	X

International Dividend Income Fund	X

International Opportunities Fund	X

International Fixed Income Fund

Emerging Markets Currency Fund	X

U.S. Fixed Income Funds

Convertible Fund	X

Core Fixed Income Fund	X

Floating Rate Fund	X

High Yield Fund	X

Income Fund	X

Inflation Focused Fund	X

Short Duration Income Fund	X

Total Return Fund	X

The following is a concise description of the investment objectives and practices of each underlying fund in which the Global Allocation Fund may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our website at www.lordabbett.com.

APPENDIX

Affiliated Fund

Seeks long-term growth and current income by investing in U.S. and multinational large cap value companies. Focuses on undervalued large companies that have attractive growth prospects, many of which also pay dividends so as to provide current income.

Calibrated Dividend Growth Fund

Seeks total return by investing in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Calibrated Large Cap Value Fund

Seeks total return by investing principally in undervalued large, established U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in undervalued mid-sized U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Classic Stock Fund

Seeks to provide long-term growth of capital and current income by investing in the common stocks of established, large, seasoned, U.S. and multinational companies.

Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage- and asset-backed securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

APPENDIX

Emerging Markets Currency Fund

Seeks high total return by investing in forward currency contracts and corporate and government bonds of issuers located in developing markets. Focuses on the developing markets of Asia, Africa, the Middle East, Latin America, and Europe.

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes senior floating rate loans, with limited exposure to secured and unsecured subordinated loans, second-lien loans, and subordinated bridge loans.

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies demonstrating above-average, long-term growth potential in all market capitalization ranges.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that below investment grade corporate debt securities potentially provide.

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

APPENDIX

Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

International Core Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Dividend Income Fund

Seeks long-term capital growth and current income by investing in international stocks with high yields, sustainable dividends, and below-average valuations.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration

APPENDIX

investment grade debt securities, U.S. government securities, and mortgage- and other asset-backed debt securities, with limited exposure to high yield bonds, non-U.S. debt securities, and senior loans.

Small Cap Blend Fund

Seeks long-term growth of capital by investing primarily in small companies. Focuses on small companies with improving fundamentals and attractive growth prospects.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, emerging market, and convertible debt securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap companies that are believed to be undervalued.

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Global Fund, Inc.
 Lord Abbett Emerging Markets Currency Fund
 Lord Abbett Global Allocation Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAGF-1 (5/13)

Investment Company Act File Number: 811-05476

Lord Abbett Global Fund

PROSPECTUS

May 1, 2013

LORD ABBETT EMERGING MARKETS LOCAL BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	TBD	I	TBD
	C	TBD	R2	TBD
	F	TBD	R3	TBD

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUND
	Investment Objective	12
	Principal Investment Strategies	12
	Principal Risks	17
	Disclosure of Portfolio Holdings	23
	Management and Organization of the Fund	23

FINANCIAL INFORMATION	Financial Highlights	55

EMERGING MARKETS LOCAL BOND FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 32 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

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Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	1.00%(3)	0.10%	None	0.60%	0.50%

Other Expenses(4)	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%

Total Annual Fund Operating Expenses	1.29%	2.09%	1.19%	1.09%	1.69%	1.59%

Fee Waiver and/or Expense Reimbursement(5)	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.05%	1.85%	0.95%	0.85%	1.45%	1.35%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	Based on estimated amounts for the current fiscal year.
(5)

For the period May 1, 2013 through April 30, 2014, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, if any, to an annual rate of 0.85%. Shareholders will incur actual total annual operating expenses of less than or equal to 0.85% plus the amount of any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the fee waiver and expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

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Class	If Shares Are Redeemed		If Shares Are Not Redeemed

	1 Year	3 Years	1 Year	3 Years

Class A Shares	$330	$602	$330	$602

Class C Shares	$288	$632	$188	$632

Class F Shares	$97	$354	$97	$354

Class I Shares	$87	$323	$87	$323

Class R2 Shares	$148	$509	$148	$509

Class R3 Shares	$137	$478	$137	$478

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not show any portfolio turnover because the Fund is newly organized and has not commenced operations as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt securities denominated in local (non-U.S.) currencies and derivative instruments that are intended to provide economic exposure to such debt securities or emerging market currencies. For purposes of the 80% policy, the Fund may invest in any type of debt security issued or guaranteed by emerging market sovereign governments and their political subdivisions, corporate entities that are economically tied to emerging market countries, or derivative instruments that provide exposure to such securities. The Fund considers emerging market countries to include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe.

At its discretion, the Fund may engage in a variety of foreign currency related transactions, including entering into forward foreign currency contracts to hedge against foreign currency fluctuations or to gain exposure to foreign currencies. In addition, the Fund may invest in other derivatives consisting principally of swaps, options, forwards, and futures, for hedging or non-hedging (sometimes referred to as “speculative”) purposes as a substitute for investing directly in emerging market sovereign or corporate debt securities or emerging market currencies. Although the Fund invests principally in securities denominated in local (non- U.S.) currencies, the Fund may invest in securities denominated in the U.S. dollar.

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The Fund may invest in all types of emerging markets debt securities and derivative instruments. Currently, the Fund invests in debt instruments consisting principally of government securities, corporate debt securities, senior loans, convertible securities, mortgage-backed and other asset-backed securities, inflation-linked investments, structured notes, hybrid or “indexed” securities, event-linked bonds, and derivatives based on the return of debt securities.

The Fund may invest in securities of any credit quality, maturity, or duration. The Fund may invest up to 100% of its assets in high yield debt securities (commonly referred to as “below investment grade” or “junk” bonds). High yield debt securities are rated BB/Ba or lower (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. High yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund is non-diversified, which means it may invest a greater portion of its assets in the securities of a single issuer or guarantor or in the securities of fewer issuers or guarantors than a diversified fund. Under normal market conditions, the Fund will invest in securities issued or guaranteed by governmental or corporate entities from a number of countries throughout the world. However, the Fund may invest all of its assets in the securities of one country, including the U.S., to respond to adverse market conditions.

The Fund may engage in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used by the Fund’s portfolio management team and its investment selections fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

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•	New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. In addition to the risks described below, these risks include call risk (or the risk that the issuer might call or redeem a bond before maturity), extension risk (or the risk that rising interest rates may cause payments to occur at a slower-than-expected rate, reducing the value of a bond), and prepayment risk (or the risk that declining interest rates may cause obligations to be paid off early, causing the Fund to reinvest the prepayment proceeds in lower yielding securities). These risks apply to varying degrees to the specific types of fixed income instruments in which the Fund may invest. For example, mortgage-backed and other asset-backed securities may be more sensitive to credit risk, inflation-linked investments may be more sensitive to interest rate risk, and convertible securities may be more sensitive to liquidity risk.

•

Emerging Market Risk: The securities markets of emerging market countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, and have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in securities issued or guaranteed by emerging market governmental or corporate entities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions.

•

Foreign Market Risk: The Fund’s investments in securities issued or guaranteed by foreign governmental entities, foreign corporate entities, and U.S. entities with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers or guarantors organized and operated in the U.S., these entities may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, these securities also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

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•

Foreign Currency Risk: The Fund will invest a substantial portion of its assets in securities denominated in foreign (including emerging market) currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

•

Sovereign Debt Risk: Bonds issued or guaranteed by foreign governments and governmental entities (commonly referred to as “sovereign debt”) present risks not associated with investments in other types of bonds. The sovereign government or governmental entity issuing or guaranteeing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such an instance, the Fund may have limited recourse against the relevant issuer or guarantor. In the past, emerging market sovereign governments and governmental entities have refused to honor their payment obligations on issued or guaranteed bonds.

•

Derivatives Risk: The Fund may invest substantially in forward foreign currency contracts, credit default and interest rate swaps, and other types of derivatives. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives that are not centrally cleared such as forward foreign currency contracts also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

High Yield Risk: High-yield bonds typically pay a higher yield than higher-rated bonds, but may have greater price fluctuations and have a higher risk of default than higher-rated bonds. High-yield bonds may be subject to greater credit and liquidity risks than higher-rated bonds, which may make high-yield bonds more difficult to sell at a reasonable price or at all, especially

PROSPECTUS – EMERGING MARKETS LOCAL BOND FUND

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during periods of increased market volatility or significant market decline. Some issuers or guarantors of high-yield bonds may be more likely to default as to principal and interest payments after the Fund purchases their securities. High-yield bonds are considered predominantly speculative by traditional investment standards. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil. A significant portion of convertible securities are considered high-yield and are subject to increased credit and liquidity risks.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates.

•

Credit Risk: The issuer or guarantor of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer or guarantor becomes or is perceived to become less creditworthy, even when interest rates are falling.

•

Liquidity Risk: The Fund may be exposed to liquidity risk from its investments in debt securities issued or guaranteed by emerging market governmental and corporate issuers and related derivatives because these investments may be difficult to buy or sell. If the Fund is unable to sell these investments at its desired time or price, its returns, if any, may be lowered.

•

Leverage Risk: Certain of the Fund’s transactions (including forward foreign currency contracts and other derivatives) may give rise to leverage risk. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There can be no assurance that the Fund will be able to employ leverage successfully.

•

Issuer Non-Diversification Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer or guarantor than a diversified fund. As a result, the value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

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•

Redemption Risk: The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

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PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not commenced investment operations as of the date of this prospectus. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. After the Fund begins investment operations, updated performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Leah G. Traub, Partner and Director	2013

Jerald M. Lanzotti, Partner and Portfolio Manager	2013

David B. Ritt, Portfolio Manager	2013

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PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	No minimum	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an Individual Retirement Account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt securities denominated in local (non-U.S.) currencies and derivative instruments that are intended to provide economic exposure to such debt securities or emerging market currencies. For purposes of the 80% policy, the Fund may invest in any type of debt security issued or guaranteed by emerging market sovereign governments and their political subdivisions, corporate entities that are economically tied to emerging market countries, emerging market currencies, and derivatives providing exposure to such securities or currencies.

The Fund may invest in debt securities issued or guaranteed by emerging market sovereign governments, their agencies, authorities, political subdivisions, or instrumentalities, supranational agencies, and corporate entities that are economically tied to emerging market countries. Supranational agencies are organizations that are designed or supported by one or more governments or governmental agencies to promote economic development. Examples of supranational agencies include the Asian Development Bank, the European Bank for Reconstruction and Development, and the World Bank.

Emerging market countries generally include those countries that major international financial institutions, such as the World Bank or its related organizations, or the United Nations or its authorities, consider to be less economically mature than developed nations. For purposes of the 80% policy stated above, the Fund considers emerging market countries to include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe.

A security will be considered to be economically tied to an emerging market country if:

•	the issuer or ultimate guarantor is organized under the laws of, or maintains its principal place of business in, an emerging market country;

•	the securities of the issuer or ultimate guarantor are traded principally in an emerging market country; or

•

the issuer or ultimate guarantor, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country, or has at least 50% of its assets in an emerging market country.

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Consistent with its principal investment strategies, the Fund may invest in any type of debt instrument, including: corporate debt securities, convertible securities; mortgage-backed and other asset-backed securities; inflation-linked investments; inflation-linked sovereign and quasi-sovereign bonds, structured notes, including hybrid or “indexed” securities and event-linked bonds; senior loans, including bridge loans, novations, assignments, and participations; debt securities or other obligations issued by national governments or their agencies, instrumentalities, or political subdivisions, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises; debentures; and derivatives based on the return of debt securities. The Fund may invest in fixed rate and floating or variable rate debt securities and investments, and may invest in private placements, including securities issued under Regulation S. The Fund may invest in securities of any credit quality, maturity, or duration.

Instead of investing directly in emerging market debt securities, the Fund may invest in derivatives and other instruments based on, or that are intended to provide economic exposure to, emerging market debt securities or emerging market currencies. These instruments are taken into account when determining compliance with the 80% investment policy described above. In addition, to the extent cash or debt investments are used to satisfy the Fund’s “coverage” obligations under those derivatives and other instruments, as described in more detail below, the value of such cash and debt investments also will be counted for purposes of the Fund’s 80% policy. The 80% requirement is applied at the time the Fund makes an investment. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

At its discretion, the Fund may engage in a variety of foreign currency related transactions, including investing directly in foreign currencies; engaging in foreign currency transactions on a spot (cash) basis; entering into forward foreign currency futures contracts; investing in options on foreign currencies and futures; obtaining market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, including buy backs and dollar rolls; investing in currency derivatives to manage its duration; and investing in other types of debt securities or instruments that may not be denominated in the currencies of emerging market countries and may not provide investment exposure to the currencies of emerging market countries. The Fund may, but is not required to, limit its foreign currency exposure by entering into certain hedging transactions. The extent to which the Fund engages in foreign currency transactions and hedges its foreign currency exposure will vary over time and will depend on the portfolio managers’ view of prevailing economic and financial conditions and conditions in the relevant debt and currency markets. Although the Fund invests principally in securities denominated in local (non-U.S.) currencies, the Fund may invest in securities denominated in the U.S. dollar.

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The Fund may invest in both investment grade and below investment grade debt securities. The Fund may invest up to 100% of its assets in below investment grade debt securities (commonly referred to as “high yield” or “junk” bonds), including unrated securities that Lord Abbett deems to be of comparable quality. Investment grade debt securities are securities that, at the time of purchase, are rated within the four highest grades assigned by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but deemed by Lord Abbett to be of comparable quality. Below investment grade debt securities are debt securities that are rated BB/Ba or lower at the time of purchase by an NRSRO, or are unrated but deemed by Lord Abbett to be of comparable quality. Below investment grade debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund is non-diversified under the Investment Company Act of 1940, as amended. That means that the Fund may invest a greater percentage of its assets in the securities of a single issuer or guarantor or in the securities of fewer issuers or guarantors than a diversified fund may. Under normal market conditions, the Fund will invest in securities issued or guaranteed by governmental or corporate entities from at least three emerging market countries. Lord Abbett will determine the country composition of the Fund’s portfolio based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors. From time to time, the Fund may invest more than 25% of its total assets in securities issued or guaranteed by foreign governmental and corporate entities located in the same country. Under normal circumstances, the Fund will not, however, invest more than 25% of its total assets in the securities of any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee.

Although Lord Abbett expects to maintain an average duration for the Fund that generally is consistent with those of intermediate- to long-term debt funds, there are no duration restrictions on the Fund’s individual investments or its overall portfolio. The Fund’s actual average duration will vary based on the portfolio management team’s forecast of interest rates and its assessment of prevailing financial market conditions. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer an investment portfolio’s duration, the more sensitive it is to interest rate risk. The shorter an investment portfolio’s duration, the less sensitive it is to interest rate risk.

The Fund may use derivatives for any purpose, and such instruments may satisfy the Fund’s 80% policy as described above. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging or other risk management

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purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for cash management or speculative purposes, including seeking to enhance the Fund’s returns, spreads or gains, increase the Fund’s income, or obtain or adjust the Fund’s various investment exposures. Derivatives are traded on exchanges or in the over-the-counter (“OTC”) market. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

•

Forward Contracts: A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. A forward foreign currency contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Forward contracts also may be structured for cash settlement, rather than physical delivery. The Fund may enter into non-deliverable currency forward contracts, which are a particular type of cash-settled forward contract that may be used to gain exposure to a nonconvertible or relatively thinly traded foreign currency. Forward contracts are traded in the OTC market.

•

Futures and Options on Futures: The Fund may purchase and sell financial futures contracts and related options on financial futures for any reason, including for hedging and risk management purposes. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based on a broad index, there is no delivery of the securities comprising the underlying index and a clearing corporation or an exchange is the counterparty. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

•

Options: The Fund may purchase and sell (or “write”) call and put options in respect of specific securities (or groups of specific securities), indexes, or currencies. A “call option” on a security is a contract that gives the option purchaser the right to buy a specific number of securities from the option seller (or “writer”) at a specific price prior to a specified date. For this right, the option purchaser pays the option seller a certain amount of money or “premium,” which amount is established before entering into the option contract. The seller or “writer” of that option is obligated to deliver the

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relevant security to the option purchaser upon exercise of the option. A “put option” on a security is a similar contract that gives the option purchaser the right to sell, and obligates the option writer to buy, the relevant security at the exercise price at any time during the option period. The Fund may not, however, buy a put option or sell a call option on a security unless the Fund actually holds the security that is the subject of the option. Options on securities indexes are similar to options on individual securities, except that instead of giving the option purchaser the right to receive or sell the relevant security, they give the option purchaser the right to receive an amount of cash if the closing level of the relevant index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The Fund may buy or sell standardized options, which typically are listed on an exchange, or privately negotiated and customized options, which typically are traded in the OTC market. OTC option contracts generally are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

•

Swaps: The Fund may enter into interest rate, credit, currency, total return, and equity index swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers, or their respective affiliates.

•

Asset Coverage for Derivatives: To the extent that the Fund is obligated under a derivatives contract to make a future payment, the Fund will be required to segregate or earmark on its books cash or other liquid assets to cover the Fund’s future obligations under the contract. This setting aside of assets generally is referred to as “cover.” With respect to futures and forward contracts that are contractually required to cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contract’s full notional value. In the case of futures and forward contracts that are not contractually required to cash settle, the Fund is required to set aside liquid assets equal to such contract’s full notional value (generally, the total numerical value of the asset underlying the contract at the time of valuation) during the period in which the relevant positions are open. By setting aside assets equal to only its net obligations

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under cash-settled futures and forward contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there

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can be no assurance or guarantee that these strategies will be successful in reducing risk. The Fund may, but is not required to, use derivatives for any purpose, including to gain investment exposure or to hedge risk. Please see the statement of additional information (“SAI”) for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its investment objective. The investments selected for the Fund also may not perform as well as other investments that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•	New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. In addition to the risks described below, these risks include call risk (or the risk that the issuer might call or redeem a bond before maturity), extension risk (or the risk that rising interest rates may cause payments to occur at a slower-than-expected rate, reducing the value of a bond), and prepayment risk (or the risk that declining interest rates may cause obligations to be paid off early, causing the Fund to reinvest the prepayment proceeds in lower yielding securities). These risks apply to varying degrees to the specific types of fixed income instruments in which the Fund may invest. For example, mortgage-backed and other asset-backed securities may be more sensitive to credit risk, inflation-linked investments may be more sensitive to interest rate risk, and convertible securities may be more sensitive to liquidity risk.

•

Emerging Market Risk: Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities issued or guaranteed by emerging market governmental and corporate entities may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation, and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in developed countries. Further,

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investing in these securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions.

•

Foreign Market Risk: The Fund’s investments in securities issued or guaranteed by foreign governmental entities, foreign corporate entities, and U.S. entities with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers or guarantors organized and operated in the U.S., these entities may be more vulnerable to economic, political, and social volatility and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, these securities also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. These and other factors can materially adversely affect the prices of foreign securities held by the Fund, impair the Fund’s ability to buy or sell securities at its desired price or time, or otherwise adversely affect the Fund’s operations.

•

Foreign Currency Risk: The Fund will invest a substantial portion of its assets in securities that are denominated or receive revenues in foreign (including emerging market) currencies. Such securities are subject to the risk that the relevant currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a variety of reasons. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund that are denominated in those currencies, including the value of any income distributions payable to the Fund as a holder of those securities. The Fund may, but is not required to, enter into certain hedging transactions in an attempt to reduce its foreign currency exposure. The Fund’s use of currency- related transactions involves the risk that the Fund will not accurately predict currency movements and the Fund’s return could be reduced as a result, in addition to the Fund incurring transaction costs. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations,

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the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions than the underlying security, rate, or index and may become illiquid. Derivatives that are not centrally cleared also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. This is known as leverage risk. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its future obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill these coverage requirements. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging and other risk management measures may reduce or eliminate losses, they also may reduce or eliminate gains.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

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•

High Yield Risk: The high-yield, below investment grade bonds in which the Fund may invest involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers or guarantors may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. A significant portion of convertible securities are considered high-yield and are subject to increased credit and liquidity risks. These risks may result in losses to the Fund.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The interest rates on certain debt securities in which the Fund invests may adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.

•

Credit Risk: The value of a debt security may decline based on adverse conditions of the relevant issuer or guarantor, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the relevant issuer or guarantor. As a result, the issuer or guarantor of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer or guarantor becomes less creditworthy or is perceived to become less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high yield debt securities, particularly those issued or guaranteed by emerging market governmental and corporate entities, which have lower credit ratings. Debt securities issued or guaranteed by emerging market governmental and corporate entities generally are subject to greater credit risk than U.S. government securities. Although certain U.S. government securities in which the Fund invests are guaranteed as to payments of interest and principal by the U.S. government, their market prices are not guaranteed and will fluctuate in response to changes in interest rates and other market developments.

•

Liquidity Risk: A substantial portion of the Fund’s assets is likely to be invested in debt securities issued or guaranteed by emerging market governmental and corporate entities and related derivatives. These investments, along with the other foreign governmental and corporate bonds and derivatives in which the Fund may invest, are considerably less liquid than comparable instruments traded in the U.S. Securities and derivatives with reduced liquidity involve greater risk than those with more liquid

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markets. Such instruments also may be more difficult to value and the Fund may have difficulty selling them at desirable prices or times. The prices of foreign governmental and corporate bonds also may be adversely affected by supply-demand imbalances caused by conditions within the relevant market or in other markets that otherwise have an impact on the value of those securities. The frequency and magnitude of such changes cannot be predicted.

•

Leverage Risk: Certain of the Fund’s transactions (including forward foreign currency contracts and other derivatives) may give rise to leverage risk. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There can be no assurance that the Fund will be able to employ leverage successfully.

•

Issuer Non-Diversification Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer or guarantor than a diversified fund. As a result, the value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Redemption Risk: The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury

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Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord, Abbett & Co. LLC (“Lord Abbett”).

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $134.8 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors as of February 28, 2013.

Portfolio Managers. The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide country, issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

The team is headed by Leah G. Traub, Partner and Director, who joined Lord Abbett in 2007. Assisting Ms. Traub are Jerald M. Lanzotti, Partner and Portfolio Manager, who joined Lord Abbett in 1996; and David B. Ritt, Portfolio Manager, who joined Lord Abbett in 2006. Ms. Traub, Mr. Lanzotti,

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and Mr. Ritt are jointly and primarily responsible for the day-to-day management of the Fund and have been members of the team since the Fund’s inception.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly at the following annual rate:

0.70% of the first $2 billion of average daily net assets;
0.65% of the next $3 billion of average daily net assets; and
0.60% of the Fund’s average daily net assets over $5 billion.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval will be available in the Fund’s semiannual report to shareholders for the six-month period ended June 30.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

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•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

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Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)

The Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%

Conversion	None

Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

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Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Conversion	None

Exchange Privilege(2)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Conversion	None

Exchange Privilege(2)	Class R3 shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; and for Class C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.

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Investment Minimums.

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	No minimum	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment.

Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC (“Lord Abbett Distributor”).

Additional Information About the Availability of Share Classes.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders

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submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, trusts and endowments, and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million;

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

Registered investment advisers investing on behalf of their advisory clients, provided that in the case of a registered investment adviser that is also a registered broker-dealer, the firm has not entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm; and

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

In addition to the categories listed above, shareholders who currently hold Class I shares of other Lord Abbett Funds may exchange their Class I shares for Class I shares of the Fund provided that there is no change in the registration of the account in which the Class I shares are held.

Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

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Class R2 and R3 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

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Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for one year or more (Class A and Class C); and

3.	shares held before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one- year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, R2, and R3 shares are not subject to a CDSC.

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

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SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, and R3 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your

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purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, and R3 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

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Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);

•	purchases by retirement and benefit plans with at least 100 eligible employees (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

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•

purchases involving the concurrent sale of Class C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on Class A or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants, no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

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Reinvestment Privilege. If you redeem Class A shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that are paid to financial intermediaries for each share class is as follows:

Class

Fee(1)	A(2)	C(2)(3)	F	I	R2	R3

Service	0.15%	0.25%	–	–	0.25%	0.25%

Distribution	–	0.50%	–	–	0.35%	0.25%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee that the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund

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will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances:

•	purchases of $500,000 or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV.

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Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, R2, and R3 Shares. Class F, I, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares

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available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to

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the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

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PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Emerging Markets Local Bond Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

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Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into

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which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

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Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution

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except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

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Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

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Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many

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foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair

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value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund.

For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its

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records as one of these transactions. The Policy does not apply to Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your financial intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and

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procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even

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though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. Subject to the approval of the Fund’s Board of Directors, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to declare dividends from its net investment income daily and pay such dividends monthly. The Fund expects to distribute any of its net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay

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them to you in cash. Your election to receive distributions in cash and payable by check wil apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

Effective for taxable years beginning on January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

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You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Legislation passed by Congress in 2008 requires mutual funds to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 that are subsequently redeemed. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund does not show any financial highlights because it has not commenced operations as of the date of this prospectus.

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To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports will contain more information about the Fund’s investments and performance. The annual report also will include details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports will be available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Global Fund, Inc.
 Lord Abbett Emerging Markets Local Bond Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LA-EMLB-1 (05/13)

Investment Company Act File Number: 811-05476

LORD ABBETT
Statement of Additional Information	May 1, 2013

LORD ABBETT GLOBAL FUND

Lord Abbett Emerging Markets Currency Fund

CLASS/TICKER
Class A LDMAX	Class C LDMCX	Class I LDMYX	Class R2 LDMQX
Class B LDMBX	Class F LDMFX	Class P LDMPX	Class R3 LDMRX

Lord Abbett Global Allocation Fund

CLASS/TICKER
Class A LAGEX	Class C LAGCX	Class I LGEYX	Class R2 LAGQX
Class B LAGBX	Class F LAGFX	Class P N/A	Class R3 LARRX

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your financial intermediary or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for Lord Abbett Global Fund, Inc. (the “Company”) dated May 1, 2013. Certain capitalized terms used throughout this SAI are defined in the prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388. Each Fund’s audited financial statements are incorporated into this SAI by reference to the Funds’ 2012 annual report. The Funds’ annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

TABLE OF CONTENTS
PAGE

1.	Fund History	1-1
2.	Investment Policies	2-1
3.	Management of the Funds	3-1
4.	Control Persons and Principal Holders of Securities	4-1
5.	Investment Advisory and Other Services	5-1
6.	Brokerage Allocations and Other Practices	6-1
7.	Classes of Shares	7-1
8.	Purchases, Redemptions, Pricing, and Payments to Dealers	8-1
9.	Taxation of the Funds	9-1
10.	Underwriter	10-1
11.	Financial Statements	11-1
Appendix A – Fund Portfolio Information Recipients		A-1
Appendix B – Proxy Voting Policies and Procedures		B-1
Appendix C – Description of Corporate Bond Ratings		C-1

1.
Fund History

The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”) and was incorporated under Maryland law on February 23, 1988. The Company has 2,000,000,000 shares of authorized capital stock, $0.001 par value. The Company has three funds or series, two of which are offered by this SAI: Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”) and Lord Abbett Global Allocation Fund (“Global Allocation Fund”) (each individually a “Fund” or, collectively, the “Funds”). Emerging Markets Currency Fund is a non-diversified fund under the Act, and Global Allocation Fund is a diversified fund under the Act. Emerging Markets Currency Fund and Global Allocation Fund each have eight classes of shares: Class A, B, C, F, I, P, R2, and R3 shares. The Company’s Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time.

The Emerging Markets Currency Fund, formerly known as the Developing Local Markets Fund, changed its name effective January 31, 2011. The Global Allocation Fund, formerly known as the Equity Series, changed its name in connection with its change to a fund-of-funds structure effective July 1, 2008.

1-1

2.
Investment Policies

Fundamental Investment Restrictions. Each Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Each Fund may not:

(1)

borrow money, except that (i) it may borrow from banks (as defined in the Act)[2] in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;[3]

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);[4]

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)

buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

(Emerging Markets Currency Fund only) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);

(7)

(Global Allocation Fund only) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities), provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

(8)	issue senior securities to the extent such issuance would violate applicable law;[5] or

1 A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2] The term “bank” is defined in Section 2(a)(5) of the Act.

3 U.S. Securities and Exchange Commission (“SEC”) staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4] Current federal securities laws prohibit each Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with the Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

[5] Current federal securities laws prohibit the Fund from issuing senior securities (which generally are defined as securities representing indebtedness) except that the Fund may borrow money from banks in amounts of up to 33 ⅓% of its total assets (including the amount borrowed).

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(9)

(Global Allocation Fund only) with respect to 75% of its total assets buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer, provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to each Fund’s investment objective and the fundamental investment restrictions above that cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law; [6]

(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)

invest in securities issued by other investment companies, except to the extent permitted by applicable law. The Emerging Markets Currency Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act;

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time; or

(7)	buy from or sell to any of the Company’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction and the second and fourth non-fundamental investment restrictions, with which each applicable Fund must comply at the time of purchase. A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities in an orderly fashion.

Portfolio Turnover Rate. For each of the fiscal years ended December 31, 2012 and 2011, the portfolio turnover rates for each Fund were as follows:

Fund	2012	2011
Emerging Markets Currency Fund	141.92%	130.30%
Global Allocation Fund	36.34%	27.66%

[6] The Fund’s policy with respect to short selling or maintaining a short position is described below under “Short Sales.”

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Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with some investments and techniques. The composition of a Fund’s portfolio and the investments and techniques that a Fund uses in seeking its investment objective and employing its investment strategies will vary over time. Each Fund may use each of the investments and techniques described below at all times, at some times, or not at all. In the case of Global Allocation Fund, references to a “Fund” or the “Funds” include Global Allocation Fund as well as the underlying funds, as applicable.

Borrowing Money. Each Fund and certain underlying funds may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If a Fund borrows money and experiences a decline in its net asset value (“NAV”), the borrowing will increase its losses. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets. In the event that the Fund’s borrowings exceed 33 1/3% of its total assets, the Funds would take steps to reduce borrowings below this level within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations.

Brady Bonds. Each Fund and certain underlying funds may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Convertible Securities. Each Fund and certain underlying funds may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Debt Securities. Each Fund and certain underlying funds may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) assigns a rating of BBB/Baa or higher to the

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security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment adviser, determines the security to be of comparable quality.

Depositary Receipts. Each Fund and certain underlying funds may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks.

Derivatives. The Funds and certain underlying funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use, to the extent described in the prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. A Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, many OTC derivatives are not guaranteed by a clearing agency. Each Fund may invest in forward contracts, which are OTC derivatives. Therefore, each party to an OTC derivative that is not centrally cleared bears the risk that the counterparty will default. Accordingly, Lord Abbett will review the creditworthiness of counterparties to non-centrally cleared OTC derivatives in accordance with its internal policies. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund will be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. For interest swap transactions other than total return swaps, the Fund generally is required to set aside liquid assets in an amount equal to the net value of accrued but unpaid periodic payments to the counterparty, plus the payment due to the counterparty, if any, to close the transaction, which is marked-to-market or adjusted daily. For total return swaps, the Fund is required to set aside liquid assets in an amount equal to the full notional value of the total return swap.

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By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Emerging Markets Currency Fund generally will use its debt securities to cover its obligations relating to these transactions. As a result of their segregation, the debt securities (or any other liquid asset segregated) may not be used for other operational purposes. Lord Abbett will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of currency contracts or other transactions.

Credit Derivatives. Each Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its prospectus or SAI.

Emerging Markets Debt. Consistent with its investment objective and policies, each Fund and certain underlying funds may invest a portion of its assets in the debt securities or currencies of issuers in emerging market countries. The Emerging Markets Currency Fund considers an emerging market country to be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development for the past five consecutive years. The Global Allocation Fund’s underlying funds define emerging market countries as described in their respective prospectuses. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of

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more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Equity Securities. Certain of the Global Allocation Fund’s underlying funds may invest in equity securities in accordance with their respective investment objectives and policies. These include common stocks, preferred stocks, convertible preferred stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Transactions. Each Fund and certain underlying funds may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and typically are currencies of economically and politically stable industrialized nations. To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Each Fund may engage in spot transactions and also may use forward contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund thereby will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

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The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, generally will have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options. Each Fund may take positions in options on foreign currencies. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter into represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large

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transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to twelve months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Securities. Each Fund and certain underlying funds may invest in foreign (including emerging market) securities. Foreign securities may involve special risks that typically are not associated with U.S. dollar denominated or quoted securities of U.S. issuers. The risks of investing in foreign markets, discussed below, are generally more severe in emerging markets.

•

Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

•

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•

Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies and securities dealers than in the U.S.

•

Trading volumes of foreign securities markets may be substantially lower than those of U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers.

•

Foreign securities may trade on days when a Fund does not sell or redeem shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

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Futures Contracts and Options on Futures Contracts. The Funds and the underlying funds may engage in futures and options on futures transactions in accordance with their respective investment objectives and policies. Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts. Each Fund also may enter into closing purchase and sale transactions with respect to such contracts and options. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, the Funds and the underlying funds are required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, the Funds and the underlying funds are required to deposit a specified amount of cash or eligible securities called “initial margin.” Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. For federal income tax purposes, certain futures contracts denominated in a foreign currency will generate ordinary income, rather than capital gain or loss. Transaction costs also are included in these calculations.

The Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

The Funds may purchase and sell futures contracts and purchase and write call and put options on futures contracts for hedging purposes (including to hedge against changes in interest rates, securities prices, or to the extent the Funds invest in foreign securities, currency exchange rates), or for speculative purposes (including to gain efficient exposure to markets and to minimize transaction costs). The Funds also may enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While a Fund may benefit from the use of futures and related options, unanticipated market events may result in worse overall performance than if a Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund thus may be exposed to additional risk of loss.

•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s NAV.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract that is not centrally cleared may fail to perform its obligations under the contract.

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Specific Futures Transactions. Each Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

Each Fund may purchase and sell index futures contracts and options thereon. In the case of Global Allocation Fund, this includes engaging in short sales of index futures. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts.

Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Each Fund also may purchase and sell currency futures and options thereon, as described above.

High-Yield or Below Investment Grade Debt Securities. Each Fund and certain underlying funds may invest in high-yield debt securities consistent with its prospectus. High-yield debt securities (also referred to as “below investment grade” or “junk” bonds) are rated BB/Ba or lower by an NRSRO, or are unrated but determined by Lord Abbett to be of comparable quality and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. High-yield corporate debt securities issued in such leveraged buyout transactions often enable the issuer to make deferred interest payments to the debtholder. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

Illiquid Securities. Each Fund and certain underlying funds may invest up to 15% of their respective net assets in illiquid securities, which are securities that each Fund determines cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	securities that are not readily marketable;

•	repurchase agreements and time deposits with a notice or demand period of more than seven days; and

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•

certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Inflation-Indexed Securities. The Funds may invest in inflation-indexed securities in accordance with their investment objectives and policies. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($10,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-focused bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings (“IPOs”). Certain underlying funds may invest in IPOs, which are new issues of equity securities, including newly issued secondary offerings. IPOs have many of the same risks as small company stocks. IPOs do not have trading history, and information about the company may be available only for recent periods. IPO prices may be highly volatile or may drop shortly after the IPO. IPOs may generate substantial gains for an underlying fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of an underlying fund’s future performance, since there is no guarantee that an underlying fund will have access to profitable IPOs in the future. An underlying fund may be limited in the quantity of IPO shares that it may

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buy at the offering price, or an underlying fund may not be able to buy any shares of an IPO at the offering price. As the size of an underlying fund increases, the impact of IPOs on the underlying fund’s performance generally would decrease; conversely, as the size of an underlying fund decreases, the impact of IPOs on the underlying fund’s performance generally would increase.

Investments in Other Investment Companies. Subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, the Emerging Markets Currency Fund and each underlying fund may invest in other investment companies, including money market funds, exchange-traded funds (“ETFs”), and closed-end funds. (The Emerging Markets Currency Fund and each underlying fund, however, may not operate as a fund-of-funds in reliance on Sections 12(d)(1)(F) and (G) of the Act.) These limitations include a prohibition on each the Emerging Markets Currency Fund’s and each underlying fund’s acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Emerging Markets Currency Fund’s and each underlying fund’s total assets in the securities of any one investment company or more than 10% of its total assets in securities of other investment companies. (Pursuant to certain SEC rules, these percentage limitations may not apply to each Fund’s investments in money market funds.) The Global Allocation Fund operates as a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds and therefore is not subject to these limitations.

When the Emerging Markets Currency Fund or an underlying fund invests in another investment company, the Emerging Markets Currency Fund’s or the underlying fund’s shareholders must bear not only their proportionate share of the Emerging Markets Currency Fund’s or the underlying fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

The Emerging Markets Currency Fund and each underlying fund may invest in ETFs, which typically are open-end funds or unit investment trusts that are designed to accumulate and hold a portfolio of securities intended to track the performance and dividend yield of a securities index. The Emerging Markets Currency Fund and each underlying fund may use ETFs for several reasons, including to facilitate the handling of cash flows or trading or to reduce transaction costs. The price movement of ETFs may not perfectly parallel the price movement of the underlying index. Similar to common stock, ETFs are subject to market volatility and selection risk.

The Emerging Markets Currency Fund and each underlying fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s or an underlying fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s or an underlying fund’s investment in closed-end fund shares is subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Emerging Markets Currency Fund and certain underlying funds may invest a significant portion of their respective assets in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When a Fund reinvests the proceeds of a prepayment in

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these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund.

Government National Mortgage Association. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Both are government-sponsored corporations owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages because these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans,

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but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Funds may enter into mortgage-dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities typically is more volatile than that of coupon bearing bonds of the same maturity.

To Be Announced “TBA” Sale Commitments. The Funds may enter into TBA sale commitments to sell mortgage- backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds’ valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Funds as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Other Asset-Backed Securities. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities.

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Municipal Bonds. The Emerging Markets Currency Fund may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. Certain underlying funds may invest in municipal bonds that, at the time of purchase, may be rated investment grade or below investment grade by an independent rating agency or determined by Lord Abbett to be of comparable quality. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund’s performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline (like other bonds, the lower quality municipal bonds in which certain underlying funds may invest have a higher degree of credit risk, including a higher risk of default); (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Non-U.S. Government and Supranational Debt Securities. Each Fund and certain underlying funds may invest in debt securities of governmental issuers in all countries, including emerging market countries, consistent with its prospectus. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are described above; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt. In addition, holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Options on Securities and Securities Indices. Each Fund and certain underlying funds may purchase call and put options and write (i.e., sell) covered call and put option contracts consistent with its prospectus. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the

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purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Each Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Funds of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Funds may incur losses. The use of options also can increase a Fund’s transaction costs.

OTC Options. The Funds may enter into OTC options contracts (“OTC options”). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event a Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Because there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases in accordance with procedures approved by and administered under the supervision of the Board.

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A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Emerging Markets Currency Fund and the Global Allocation Fund, through its investment in the underlying funds, currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a “liquidity charge” related to OTC options written by the Emerging Markets Currency Fund or an underlying fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets. The “liquidity charge” referred to above is computed as described below.

The Emerging Markets Currency Fund and the underlying funds anticipate entering into agreements with dealers to which the Emerging Markets Currency Fund and/or the underlying funds sell OTC options. Under these agreements the Emerging Markets Currency Fund and/or the underlying funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”). The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Emerging Markets Currency Fund and/or the underlying funds to repurchase a specific OTC option written by the Emerging Markets Currency Fund and/or the underlying funds, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. Certain underlying funds may invest in preferred stock, warrants, and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock are subject to market and liquidity risks. The value of preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

Real Estate Investment Trusts (“REITs”). Certain underlying funds may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate, including

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possible declines in the value of real estate, general and local economic conditions, environmental problems, and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Each Fund and certain underlying funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

Repurchase agreements are considered a form of lending under the Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Funds’ non-fundamental investment restriction on illiquid securities.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. Each Fund and certain underlying funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Reverse repurchase agreements are considered a form of borrowing under the Act. Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending. Although Emerging Markets Currency Fund and the underlying funds have no current intention of doing so, each fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 33⅓% of a fund’s total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the funds and is acting as a “placing broker.” No fee will be paid to affiliated persons of a fund.

By lending portfolio securities, each of Emerging Markets Currency Fund and the underlying funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all. Lending portfolio securities could result in a loss or delay in recovering a fund’s securities if the borrower defaults.

Senior Loans. The Funds may invest in senior loans. A senior loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

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Senior loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests also may take the form of participation interests in, or novations of, a senior loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Funds also may invest in bridge loans, which are short-term loan arrangements (typically 12 to 18 months) usually made by a borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured.

The Funds typically purchase “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Funds also may invest in “Participations.” Participations by a Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, an underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and underlying fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the underlying fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Each Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the underlying fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another NRSRO) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, a Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated senior loan only where the Agent as to such senior loan at the time of investment has outstanding debt or deposit obligations rated investment grade by an NRSRO or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances.

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Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans.

The Funds also may invest in prefunded Letter of Credit (“L/C”) term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales. Each Fund and certain underlying funds may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable, into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.” A Fund also may enter into a short position through a forward commitment or a short derivative position though a futures contract or swap agreement. If the price of the security or derivative increases during this time, the Fund will lose money in an amount equal to the price from the time that the short sale was entered into plus any premiums and interest to the third party. Therefore, short sales involve the risk that the Fund may lose more money than the actual cost of its investment. Also, if the third party to the short sale does not honor its contract terms, the Fund will suffer losses. Each Fund may not engage in any other type of short selling and does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales. This limit does not apply to a Fund’s use of short positions in U.S. Treasury note futures, or in other security futures, for bona fide hedging purposes or to pursue risk management strategies.

Structured Securities and Other Hybrid Instruments. Each Fund and certain underlying funds may invest in structured securities and other hybrid instruments. Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference. These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Swap Transactions. Each Fund and certain underlying funds may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps). A Fund may enter into these transactions for hedging purposes or for speculative purposes in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers, or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest

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(based on a specified index) on the same notional amount. Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

A Fund may enter into long and short currency positions using swap contracts under which it will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, a Fund may enter into a new swap contract. A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, a Fund also may be required to pay an amount equal to that decline in value to its counterparty. A Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

A Fund also may purchase and write (sell) options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

A Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to a Fund. A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

U.S. Government Securities. Each Fund and certain underlying funds may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of

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indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises. Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government.

When-Issued or Forward Transactions. Each Fund and certain underlying funds may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Temporary Defensive Investments. As described in the prospectus, each Fund and each underlying fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position.

Temporary defensive securities include:

•	U.S. Government Securities.

•

Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•

Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•

Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements with maturities of less than seven days.

•	Registered money market funds.

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Fund’s portfolio holdings available to the general public at www.lordabbett.com. Generally, Lord Abbett makes a list of the Fund’s top ten holdings publicly available monthly with a 15-day delay (lag) and aggregate holdings information publicly available monthly with a 30-day delay (lag). Lord Abbett generally makes holdings

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information for each fund-of-funds publicly available without any delay and for the money market fund one day after the reporting date or period. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Funds’ portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Funds;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•

Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Funds, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Funds’ officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Funds’ compliance program.

Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement). The sole exception relates to SG Constellation, LLC (“SGC”), which provides financing for the distribution of the Lord Abbett Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities. To reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Lord Abbett Funds) and may engage in certain hedging transactions based on this information. However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings.

Neither the Fund nor Lord Abbett or any of their respective affiliates receives any compensation for disclosing information about the Funds’ portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Funds’ portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Funds and therefore may disclose information about their own portfolio holdings information more frequently than the Fund discloses information about their portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Fund, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Fund’s portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.
Management of the Funds

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. As generally discussed in the Funds’ annual report to shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Funds’ investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Board Leadership Structure
The Board currently has eight Directors, seven of whom are persons who are not “interested persons” of the Funds, sometimes referred to as independent directors/trustees or Independent Directors. E. Thayer Bigelow, an Independent Director, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Bigelow’s long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets eight times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Directors also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Directors. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to each Fund’s business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Directors of the Company and the directors/trustees of all other Lord Abbett-sponsored funds.

Interested Director
Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors
The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

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Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006–2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–-2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company(2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

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Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009–2011).

Officers
None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2001	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

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Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

David B. Ritt (1976)	Vice President	Elected in 2009	Portfolio Manager, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2009	Partner and Director of Currency Management, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Qualifications of Directors/Trustees
The individual qualifications for each of the directors/trustees and related biographical information are noted below. These qualifications led to the conclusion that each should serve as a director/trustee for the Funds, in light of each Fund’s business and structure. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;

•

Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Director, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Funds;

•	Understanding and appreciation of the important role occupied by an Independent Director in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Directors;

•	Desire and availability to serve as an Independent Director for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Director; and

•	Diversity of background.

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Interested Director/Trustee:

•

Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

Independent Directors/Trustees:

•

E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•

Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•

Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees
The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

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Committee	Committee Members	Number of Meetings Held During the 2012 Fiscal Year	Description

Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James M. McTaggart*	5

The Audit Committee is comprised solely of directors/trustees who are not “interested persons” of the Funds. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Julie A. Hill Franklin W. Hobbs James L.L. Tullis	3

The Proxy Committee is comprised of at least two directors/trustees who are not “interested persons” of the Funds, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Directors. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart* James L.L. Tullis	6

The Nominating and Governance Committee is comprised of all directors/trustees who are not “interested persons” of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Funds.

Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart* James L.L. Tullis	5

The Contract Committee is comprised of all directors/trustees who are not “interested persons” of the Funds. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and the Funds’ portfolio.

*Mr. McTaggart was elected to the Nominating and Governance Committee and the Contract Committee effective December 1, 2012 and the Audit Committee effective January 1, 2013.

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Board Oversight of Risk Management
Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Funds’ portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett (and the Funds’ service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Compensation Disclosure
The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Company for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of each director/trustee. No interested director/trustee of the Lord Abbett-sponsored funds and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

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Name of Directors/Trustees	For the Fiscal Year Ended December 31, 2012 Aggregate Compensation Accrued by the Company[1]	For the Year Ended December 31, 2012 Total Compensation Paid by the Company and Twelve Other Lord Abbett-Sponsored Funds[2]

E. Thayer Bigelow	$2,021	$304,000
Robert B. Calhoun, Jr.	$1,963	$294,000
Evelyn E. Guernsey	$1,788	$269,000
Julie A. Hill	$1,764	$265,000
Franklin W. Hobbs	$1,728	$259,000
James M. McTaggart[3]	$216	$32,875
Thomas J. Neff [4]	$1,761	$265,000
James L.L. Tullis	$1,788	$269,000

[1] Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. McTaggart, Mr. Neff, and Mr. Tullis are $167, $1,963, $167, $487, $1,728, $20, $167, and $754, respectively.

[2] The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2012, including fees independent directors/trustees have chosen to defer.

3 Mr. McTaggart was elected to the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds, effective December 1, 2012.
[4] Effective December 31, 2012, Thomas J. Neff retired from the Board of Directors/Trustees.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Company and the other Lord Abbett-sponsored funds as of December 31, 2012. The amounts shown include deferred compensation (including interest) to the directors/trustees deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds
Name of Directors/Trustees	Emerging Markets Currency Fund	Global Allocation Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Interested Director/Trustee:
Daria L. Foster	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Independent Directors/Trustees:
E. Thayer Bigelow	$1 - $10,000	$1 - $10,000	Over $100,000
Robert B. Calhoun, Jr.	$1 - $10,000	$1 - $10,000	Over $100,000
Evelyn E. Guernsey	$1 - $10,000	$1 - $10,000	$50,001 - $100,000
Julie A. Hill	$1 - $10,000	$1 - $10,000	Over $100,000
Franklin W. Hobbs	$1 - $10,000	$1 - $10,000	Over $100,000
James M. McTaggart[1]	$1 - $10,000	$1 - $10,000	$1 - $10,000
James L.L. Tullis	Over $100,000	$1 - $10,000	Over $100,000

1 Mr. McTaggart was elected to the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds, effective December 1, 2012.

Code of Ethics
The directors, trustees and officers of the Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s, Lord Abbett’s, and Lord Abbett Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities,

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submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors/trustees of each Lord Abbett-sponsored fund to the extent contemplated by the Act and recommendations of the Advisory Group.

Proxy Voting
The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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4.
Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 1, 2013, to the best of our knowledge, the following entities held 25% or more of each Fund’s outstanding shares:

Lord Abbett Balanced Strategy Fund	Emerging Markets Currency Fund	32.44%
90 Hudson Street
Jersey City, NJ 07302-3900

Edward Jones & Co.	Global Allocation Fund	32.41%
201 Progress Parkway
Maryland Heights, MO 63043-3009

As of April 1, 2013, to the best of our knowledge, the only persons or entities that owned of record or were known by a Fund to own beneficially 5% or more of the specified class of such Fund’s outstanding shares are listed as follows:

Emerging Markets Currency Fund

Charles Schwab & Co. Inc.	Class A	6.69%
211 Main Street
San Francisco, CA 94105

Edward Jones & Co.	Class A	18.28%
201 Progress Parkway	Class B	18.19%
Maryland Heights, MO 63043-3009

MLPF&S for the Sole Benefit of its Customer	Class A	6.72%
4800 Deer Lake Drive E., Floor 3	Class B	9.47%
Jacksonville, FL 32246-6484	Class C	37.76%
	Class F	36.78%
	Class R2	96.62%

Morgan Stanley Smith Barney	Class A	6.17%
Harborside Financial Center	Class C	21.58%
Plaza II, 3rd Floor	Class F	34.53%
Jersey City, NJ 07311

Pershing LLC	Class A	7.22%
1 Pershing Plaza
Jersey City NJ 07399-0002

UBS Financial Services Inc.	Class A	23.68%
499 Washington Boulevard, 9th Floor	Class C	7.21%
Jersey City, NJ 07310-2055

Wells Fargo	Class A	5.41%
2801 Market Street	Class B	11.05%
Saint Louis, MO 63103-2523	Class C	8.27%
	Class F	11.64%

LPL Financial	Class B	5.83%
9785 Towne Centre Drive
San Diego, CA 92121-1968

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Raymond James	Class C	5.87%
Omnibus for Mutual Funds	Class F	6.25%
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Lord Abbett Balanced Strategy Fund	Class I	52.83%
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Diversified Income Strategy Fund	Class I	27.35%
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Global Allocation Fund	Class I	12.73%
90 Hudson Street
Jersey City, NJ 07302-3900

Reliance Trust Co.	Class P	98.51%
P.O. Box 48529
Atlanta, GA 30362-1529

Health Care Technology 401(k)	Class R3	13.02%
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002

MG Trust Co.	Class R3	10.40%
Ohio State University 403(b) Plan
717 17th Street, Suite 1300
Denver, CO 80202-3304

North Institute 401(k)	Class R3	5.39%
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002

Global Allocation Fund

Edward Jones & Co.	Class A	48.39%
201 Progress Parkway	Class B	28.53%
Maryland Heights, MO 63043-3009	Class C	7.63%

Wells Fargo	Class B	5.68%
2801 Market Street	Class C	5.64%
Saint Louis, MO 63103-2523	Class F	21.98%

Pershing LLC	Class B	6.28%
1 Pershing Plaza
Jersey City NJ 07399-0002

LPL Financial	Class C	8.56%
9785 Towne Centre Drive	Class F	10.14%
San Diego, CA 92121-1968

MLPF&S for the Sole Benefit of its Customer	Class C	7.92%
4800 Deer Lake Drive E., Floor 3	Class F	28.34%
Jacksonville, FL 32246-6484

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Morgan Stanley Smith Barney	Class C	6.13%
Harborside Financial Center	Class F	10.58%
Plaza II, 3rd Floor
Jersey City, NJ 07311

Raymond James	Class F	15.10%
Omnibus for Mutual Funds
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Washington Suburban Sanitary Commission Trust	Class I	87.10%
14501 Sweitzer Lane, Floor 11
Laurel, MD 20707-5901

The Dow Foundation	Class I	9.31%
2719 Main Street
Trenton, NJ 08648-1014

Counsel Trust
Schifrin Gagnon & Dickey	Class R2	79.66%
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-2999

Lord, Abbett & Co. LLC	Class R2	11.33%
90 Hudson Street
Jersey City, NJ 07302

PAI Trust Co. Inc.
Temis Inc. 401(k) Plan	Class R2	7.65%
1300 Enterprise Drive
De Pere, WI 54115-4934

Hartford Life Separate Account	Class R3	22.13%
PO Box 2999
Hartford, CT 06104-2999

As of April 1, 2013, the Funds’ officers and directors, as a group, owned less than 1% of each class of the Funds’ outstanding shares, except for the share classes stated below.

As of April 1, 2013, the Funds’ officers and directors, as a group, owned approximately: 1.68% of Lord Abbett Emerging Markets Currency Fund’s Class A shares.

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5.
Investment Advisory and Other Services

Investment Adviser
As described under “Management and Organization of the Funds” in the prospectus, Lord Abbett is the Company’s investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company on behalf of each Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class. The management fee is accrued daily and payable monthly at the following annual rate:

For Emerging Markets Currency Fund, the management fee is calculated at the following annual rate:

0.50% of the first $1 billion of average daily net assets; and
0.45% of the Fund’s average daily net assets over $1 billion.

For Global Allocation Fund, the management fee is calculated at the annual rate of 0.25% of the Fund’s average daily net assets. With respect to Global Allocation Fund for the period from May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive 0.18% of its management fee. This agreement may be terminated only by the Board.

The management fees paid to Lord Abbett by the Funds (taking into account management fee waivers, if any) for the last three fiscal years ended December 31st were as follows:

	Year Ended December 31, 2012

Fund	Gross Management Fees	Management Fees Waived	Net Management Fees

Emerging Markets Currency Fund	$2,074,887	$0	$2,074,887
Global Allocation Fund	$427,774	$(342,219)	$85,555

	Year Ended December 31, 2011

Fund	Gross Management Fees	Management Fees Waived	Net Management Fees

Emerging Markets Currency Fund	$1,615,606	$0	$1,615,606
Global Allocation Fund	$422,592	$(422,592)	$0

	Year Ended December 31, 2010

Fund	Gross Management Fees	Management Fees Waived	Net Management Fees

Emerging Markets Currency Fund	$1,287,723	$0	$1,287,723
Global Allocation Fund	$327,890	$(327,890)	$0

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett (or otherwise borne by the underlying funds in the case of the Global Allocation Fund), including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

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Administrative Services
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, Emerging Markets Currency Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, Global Allocation Fund does not pay such a fee. The administrative services fee is allocated to each class of shares based upon the relative proportion of Emerging Markets Currency Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by each Fund for the last three fiscal years ended December 31st were:

Fund	2012	2011	2010
Emerging Markets Currency Fund	$165,991	$129,249	$103,018

Portfolio Managers
As stated in the prospectus, each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide country, issuer, industry, sector and macroeconomic research and analysis.

Emerging Markets Currency Fund. Leah G. Traub and David B. Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

Global Allocation Fund. Robert I. Gerber heads the team and is primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of December 31, 2012 (or another date, if indicated): (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Net Assets) +

Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Emerging Markets Currency Fund	Leah G. Traub	0/$0	0/$0	0/$0
	David B. Ritt	1/$0	0/$0	0/$0
Global Allocation Fund	Robert I. Gerber	5/$3,899	0/$0	0/$0
+ Total net assets are in millions.

Conflicts of Interest
Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluations of Proprietary Research and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In

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addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers
When used in this section, the term “fund” refers to each Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, who is identified in the prospectus, as of December 31, 2012 (or another date, if indicated). This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

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Dollar Range of Shares in the Funds

Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Emerging Markets	Leah G. Traub			X
Currency Fund	David B. Ritt			X
Global Allocation Fund	Robert I. Gerber						X

Principal Underwriter
Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent
State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent
DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105, serves as the Funds’ transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual report to shareholders.

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6.
Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction. Normally, traders who are employees of Lord Abbett make the selection of broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals. To the extent permitted by law, a Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities. To the extent a Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis. When dealing with a broker-dealer serving as a primary market-maker, a Fund pays no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters and the price of such transaction usually will include a concession paid to the underwriter by the issuer. When purchasing from dealers serving as market makers, the purchase price paid by a Fund may include the spread between the bid and ask prices of the security.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund and its other clients. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of

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business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and in particular provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro-rata). In certain strategies, however, a pro-rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors relevant to managing an account. Relevant factors may include, without limitation, client guidelines, an account’s ability to purchase a tradable lot size, cash available for investment, the risk exposure or the risk associated with the particular security, the type of investment, the size of the account, and other holdings in the account. Accordingly, Lord Abbett may increase or decrease the amount of securities allocated to one or more accounts if necessary, under certain circumstances, including (i) to avoid holding odd-lots or small numbers of shares in a client account; (ii) to facilitate the rebalancing of a client account; or (iii) to maintain certain investment guidelines or fixed income portfolio characteristics. Lord Abbett also may deviate from a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to other reasons. But non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed, unrestricted individually managed institutional accounts; second for restricted accounts; third for managed account (“MA”), dual contract managed account (“Dual Contract”), and certain model portfolio managed account (“Model-Based”) programs (collectively, MA, Dual Contract, Model-Based and similarly named programs are referred to herein as a “Program” or “Programs”) by Program; and finally for directed accounts. However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts,

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restricted accounts or MA Programs, Dual Contract Programs or Model Based Programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Lord Abbett funds and institutional accounts and then for relevant Programs. In those instances, Lord Abbett normally will place transactions first, for the Lord Abbett funds and non-directed, unrestricted institutional accounts, next for restricted accounts, third for MA Programs, Dual Contract Programs and certain Model-Based Programs by Program and then for directed accounts.

If Lord Abbett has received trade instructions from multiple institutional clients, Lord Abbett will rotate the order in which it places equity transactions among the accounts or groups of accounts. Lord Abbett normally will use a rotation methodology designed to treat similarly situated groups of accounts equitably over time. In instances in which the same equity securities are used in more than one investment strategy, Lord Abbett normally will place transactions and, if applicable, use its rotation policies, first on behalf of the strategy that it views as the primary strategy. For example, Lord Abbett typically will place transactions/use its rotation for large capitalization equity accounts before those for balanced strategy accounts that use large capitalization securities.

In some cases, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased or sold by a particular account or the price paid or received by certain accounts. From time to time, these policies may adversely affect the performance of accounts subject to the rotation process. Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Lord Abbett has entered into Client Commission Arrangements with a number of broker-dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider may constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett may initiate a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information as to particular companies and securities as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Broker-dealers typically make proprietary research available to investment managers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment managers on a “hard-dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Lord Abbett considers all outside research material and information received in the context of its own internal analysis before incorporating such content into its investment process. As a practical matter, Lord Abbett considers independent investment Research Services to be supplemental to its own research efforts. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services. It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party Research Services in part because Lord Abbett values the receipt of an independent, supplemental viewpoint. Also,

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the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest which Lord Abbett manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under Section 28(e) and the regulatory interpretations thereof.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but also may be useful in Lord Abbett’s management of other clients’ accounts; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett may use Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett may use Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and Programs (as defined above) and accounts of clients who may have restricted Lord Abbett’s use of soft dollars regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the equity brokerage and Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments. Investment managers and research analysts each evaluate the proprietary Research Services they receive from broker-dealers and make judgments as to the value and quality of such services. These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Assuming identical execution quality, however, there should be a correlation between the level of trading activity with a broker-dealer and the ranking of that broker-dealer’s brokerage and proprietary Research Services. All portfolio transactions placed with such broker-dealers will be effected in accordance with Lord Abbett’s obligation to seek best execution for its client accounts. Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

From time to time, Lord Abbett prepares a list of Research Providers that it considers to provide valuable Research Services (“Research Firms”) as determined by Lord Abbett’s investment staff (“Research Evaluation”). Lord Abbett uses the Research Evaluation as a guide for allocating payments for Research Services to Research Firms, including Executing Brokers that may provide proprietary Research Services to Lord Abbett. Lord Abbett may make payments for proprietary Research Services provided by an Executing Broker through the use of commissions paid on trades executed by such Executing Broker pursuant to a Client Commission Arrangement (“Research Commissions”). Lord Abbett also uses the Research Evaluation as a guide for allocating Research Commissions and cash payments from its own resources to Research Firms that are not Executing Brokers. From time to time, Lord Abbett may allocate Research Commissions to pay for a significant portion of the Research Services that it receives. Lord Abbett also reserves the right to pay cash to a Research Firm from its own resources in an amount it determines in its discretion.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by

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directing a Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett may select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients might exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including a Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Each account that participates in a particular batched order, including a Fund, will do so at the average share price for all transactions related to that order.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. Each Fund paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the last three fiscal years ended December 31st:

	Fiscal Year Ended December 31st
Fund	2012	2011	2010
Emerging Markets Currency Fund	$14,234	$12,424	$12,374
Global Allocation Fund	None	None	None

In addition to the purchase of Research Services through Commission Sharing Arrangements, Lord Abbett purchased third party Research Services with its own resources during the fiscal years ended December 31, 2012, 2011, and 2010.

The Funds did not pay any portion of the amounts shown above to firms as a result of directed brokerage transactions to brokers for Research Services provided.

All such portfolio transactions were conducted on a “best execution” basis, as discussed above. The provision of Research Services was not necessarily a factor in the placement of all such transactions.

Regular Broker Dealers. For each of the following regular brokers or dealers (as defined in Rule 10b-1 under the Act) that derived, or has a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser, each Fund acquired, during the fiscal year ended December 31, 2012, either its securities or the securities of its parent:

Fund	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities As of December 31, 2012

Emerging Markets Currency Fund	Bank of America/Merrill Lynch	$10,538,309.95
	Citigroup Global Markets	$5,135,302.80
	Credit Suisse Securities (USA) LLC	$2,499,099.20

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Fund	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities As of December 31, 2012

	Deutsche Morgan Grenfell Inc.	$1,549,390.50
	Goldman Sachs & Co.	$1,003,194.00
	J.P. Morgan Securities Inc.	$16,722,337.63
	Morgan Stanley Smith Barney LLC	$9,204,200.50
	UBS Financial Services, Inc.	$3,222,003.60
	Wells Fargo Advisors, LLC	$6,126,907.81
Global Allocation Fund	None	N/A

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7.
Classes of Shares

Each Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in each Fund’s prospectus to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors/trustees from the separate voting requirements.

The Company’s By-Laws provide that a Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one-quarter of the stock of the Fund’s outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $500,000 (in the case of Emerging Markets Currency Fund) or $1 million (in the case of Global Allocation Fund) or on investments for retirement and benefit plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “NAV Purchases of Class A Shares” discussed below. If you purchase Class A shares as part of an investment of at least $1 million (in the case of Global Allocation Fund) or $500,000 (in the case of Emerging Markets Currency Fund) (or for certain retirement and benefit plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1% as a percentage of the offering price or redemption proceeds, whichever is lower. Class A shares are subject to service and distribution fees at an annual rate of 0.20% (for Emerging Markets Currency Fund) and 0.25% (for Global Allocation Fund) of the average daily NAV of the Class A shares. Other potential fees and expenses related to Class A shares are described in the prospectus and below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you normally will pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily NAV of the Class B shares. Other potential fees and expenses related to Class B shares are described in the prospectus and below.

Conversions of Class B Shares. The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service (the “IRS”), or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative NAV of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you normally will pay a CDSC of 1% as a percentage of the offering price or redemption proceeds, whichever is lower, to Lord Abbett Distributor. In the case of Global Allocation Fund, Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily NAV of the Class C shares. In the case of Emerging Markets Fund, the fee will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held one year or more; all Class C shareholders will bear 12b-1 fees at the same rate. Other potential fees and expenses related to Class C shares are described in the prospectus and below.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares. Class F shares generally are available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate. Other potential fees and expenses related to Class F shares are described in the prospectus and below.

Class I Shares. If you buy Class I shares, you pay no sales charges or 12b-1 service or distribution fees.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily NAV of the Class P shares. Class P shares are offered only on a limited basis through certain financial intermediaries and retirement and benefit plans. Class P shares are closed to substantially all new investors. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

Class R2 and R3 Shares. If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC. Class R2 and R3 shares are subject to service and distribution fees at annual rates of 0.60% and 0.50% of the average daily NAV of the Class R2 and R3 shares, respectively. Class R2 and R3 generally are available only through certain employer-sponsored retirement and benefit plans if the financial intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor. Class R2 and R3 shares generally are available only to retirement and benefit plans where plan-level or omnibus accounts are held on the books of the Funds. They generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Other potential fees and expenses related to Class R2 and R3 shares are described in the prospectus and below.

Rule 12b-1 Plan. Each Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Funds’ share classes except Class I shares (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each applicable class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from Lord Abbett Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Funds, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each applicable class and its shareholders.

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The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Plan, each applicable class compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.35% for Class A shares, 1.00% for Class B shares, a blended rate of 1.00% on shares held for less than one year and 0.80% on shares held for one year or more for Class C shares for Emerging Markets Currency Fund and 1.00% for Class C shares of Global Allocation Fund, 0.10% for Class F shares, 0.45% for Class P shares, 0.60% for Class R2 shares, and 0.50% for Class R3 shares. All Class C shareholders of a Fund will bear 12b-1 fees at the same blended rate, regardless of how long they hold their particular shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

The amounts paid by each applicable class of each Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended December 31, 2012 were as follows:

Fund	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Emerging Markets Currency Fund	$160,245	$14,302	$288,973	$73,407	$43	$1,919	$2,362
Global Allocation Fund	$277,643	$75,813	$274,455	$2,713	N/A	$551	$20,402

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. As long as the Plan is in effect, the selection or nomination of Independent Directors/Trustees is committed to the discretion of the Independent Directors/Trustees.

One Independent Director, Evelyn E. Guernsey, may be deemed to have an indirect financial interest in the operation of the Plan. Ms. Guernsey, an Independent Director/Trustee of the Funds, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive 12b-1 fees from the Funds and/or other Lord Abbett Funds.

Ms. Foster is the Managing Member of Lord Abbett, which is the sole member of Lord Abbett Distributor, and as such is deemed to have a financial interest in the Plan.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors/Trustees (excluding any Independent Director/Trustee who has a direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) or by vote of a majority of the outstanding voting securities of the applicable class.

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CDSC. A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price.

Class A Shares. As stated in the prospectus, subject to certain exceptions, if you buy Class A shares of a Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class B Shares. As stated in the prospectus, subject to certain exceptions, if Class B shares of the Funds (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As a % of Amount Subject to Charge)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted. Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Shares. As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the offering price at the time of purchase or redemption proceeds, whichever is lower. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual’s total IRA or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

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General. The percentage used to calculate CDSCs described above for Class A, B, and C shares (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, I, P, R2, or R3 shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain retirement and benefit plans and benefit payments under retirement and benefit plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by retirement and benefit plans made through financial intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds. In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C shares distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions), or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares), (b) for six years or more (in the case of Class B shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial advisor. A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be

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investment advice, guidelines or recommendations, because each investor’s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a retirement and benefit plan (available through certain financial intermediaries as Class A, I, P, R2, or R3 share investments), or a fee-based program (available through certain financial intermediaries as Class A, F, I, or P share investments), you should discuss with your financial intermediary which class of shares is available to you and makes the most sense as an appropriate investment.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice also should depend on how much you plan to invest.

Investing for the Short Term. Class C shares might be the appropriate choice (especially for investments of less than $100,000 for Emerging Markets Currency Fund and $50,000 for Global Allocation Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to shares you redeem after holding them for at least one year.

However, if you plan to invest more than $100,000/$50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual 12b-1 fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class C shares for retirement and benefit plans with at least 100 eligible employees or for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

Investing for the Longer Term. If you plan to invest more than $100,000/$50,000 over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, I, P, R2, or R3 shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-retirement and benefit plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on redemptions during that year). See “Systematic Withdrawal Plan” under “Account Services and Policies” in the prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class

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B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders. See “Financial Intermediary Compensation” in the prospectus.

What About Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs? The Funds may be offered as an investment option in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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8.
Purchases, Redemptions, Pricing, and Payments to Dealers

Pricing of Fund Shares. Information concerning how we value Fund shares is contained in the prospectus under “Account Services and Policies – Pricing of Fund Shares.”

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value. Securities for which market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

NAV Purchases of Class A Shares. Our Class A shares may be purchased at NAV under the following circumstances:

(a) purchases of $500,000 (in the case of Emerging Markets Currency Fund) or $1 million (in the case of Global Allocation Fund) or more;

(b) purchases by retirement and benefit plans with at least 100 eligible employees;

(c) purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(d) purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(e) purchases made with dividends and distributions on Class A shares of another Eligible Fund (as defined in the prospectus);

(f) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares;

(g) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

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(h) purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with fee-based programs provided that the financial intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(i) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(j) purchases by each Lord Abbett-sponsored fund’s directors/trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers); or

(k) purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at NAV (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor, or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor, or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the directors/trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level); or (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”). The exchange privilege will not be available with respect to any fund, the shares of which at the time are not available to new investors of the type requesting the exchange. Shareholders in other Lord Abbett-sponsored funds generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

In addition, shareholders who own any class of shares of an Eligible Fund may exchange such shares for a different class of shares of the same Eligible Fund without any sales charge (or CDSC), provided that (i) such shares are not subject to a CDSC and (ii) such exchange is necessary to facilitate the shareholder’s participation in a fee-based program sponsored by the financial intermediary that is the broker of record on the shareholder’s account that holds the shares to be relinquished as part of the exchange transaction. Likewise, shareholders who participate in a fee-based program sponsored by a financial intermediary and own (directly or beneficially) Class A shares that were purchased with or without a sales charge, Class F shares, or Class P shares may exchange such shares acquired through the shareholder’s participation in such fee-based program for Class A shares of the same Eligible Fund without incurring a sales charge (or a CDSC), provided that (i) such shares are not subject to a CDSC and (ii) the financial intermediary sponsoring the fee-based program is the broker of record on the shareholder’s account that will hold the Class A shares of the Eligible Fund received as a result of the exchange.

Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

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You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

An exchange transaction is based on the relative NAV of the shares being exchanged. The NAV, which normally is calculated each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time each business day), will be determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of Fund shares for shares of another fund generally will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Money Market Fund. Exchanges of Money Market Fund shares for shares of any Lord Abbett-sponsored fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that fund unless a sales charge (front-end, back-end or level) was paid on the initial investment in shares of a Lord Abbett-sponsored fund and those shares subsequently were exchanged for shares of Money Market Fund that are currently being exchanged. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds. Upon redemption of shares out of the Lord Abbett-sponsored funds, the applicable CDSC will be charged. Thus, if shares of a Lord Abbett-sponsored fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Money Market Fund that are subject to a CDSC will be credited with the time such shares are held in Money Market Fund.

Rights of Accumulation. As stated in the prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in Class A, B, C, F, and P shares of any Eligible Fund so that the Purchaser’s current investment in such shares, plus the Purchaser’s new purchase of Class A shares of any Eligible Fund, may reach a level eligible for a discounted sales charge for such shares. Class I, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

To the extent your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed; or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is

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relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. If you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without signature guarantee for redemptions up to and including $100,000.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the Funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan (“SWP”). The SWP also is described in the prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank and Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

Purchases through Financial Intermediaries. The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

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Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

AIG Advisor Group, Inc.
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Ameriprise Financial Services, Inc.
Ascensus, Inc.
AXA Advisors, LLC
AXA Equitable Life Insurance Company
B.C. Ziegler and Company
Banc of America
Business Men’s Assurance Company of America/
RBC Insurance
Bodell Overcash Anderson & Co., Inc.
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Charles Schwab & Co., Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CRI Securities, LLC
Edward D. Jones & Co., L.P.
Envestnet Asset Management, Inc.
Family Investors Company
Fidelity Brokerage Services, LLC
Financial Network Investment Corporation (Cetera)
First Security Benefit Life Insurance and Annuity Company
First SunAmerica Life Insurance Company
First Allied Securities, Inc.
Forethought Life Insurance Company
Genworth Life & Annuity Insurance Company
Genworth Life Insurance Company of New York
Genworth Financial Investment Services Inc. (Cetera)
Hartford Life and Annuity Insurance Company
Hartford Life Insurance Company
High Tower Holding LLC
Investacorp, Inc.
James I. Black & Co.
Janney Montgomery Scott LLC
Legg Mason Walker Wood Incorporated
Lincoln Financial Network (Lincoln Financial Advisors Corp.
& Lincoln Financial Securities Corp.)
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Linsco/Private Ledger Corp.
MassMutual Life Investors Services, Inc.
Merrill Lynch Life Insurance Company/ML Life
Insurance Company of New York (n/k/a Transamerica Advisors)
Merrill Lynch, Pierce, Fenner & Smith
Incorporated (and/or certain of its affiliates)
MetLife Securities, Inc.
Morgan, Keegan & Company, Inc.
Morgan Stanley Smith Barney, LLC
Multi-Financial Securities Corporation (Cetera)
Oppenheimer & Co. Inc.
National Planning Holdings, Inc.
Nationwide Investment Services Corporation
NFP Securities, Inc.
Pacific Life & Annuity Company
Pacific Life Insurance Company
Pershing, LLC
PHL Variable Insurance Company
Phoenix Life and Annuity Company
Phoenix Life Insurance Company
Primevest Financial Services, Inc. (Cetera)
Principal Life Insurance Company
Protective Life Insurance Company
RBC Capital Markets Corporation (formerly
RBC Dain Rauscher)
RBC Capital Markets, LLC
RBC Insurance d/b/a Liberty Life Insurance
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Securian Financial Services, Inc.
Securities America, Inc.
Security Benefit Life Insurance Company
SunAmerica Annuity Life Assurance Company
Sun Life Assurance Company of Canada
Sun Life Insurance and Annuity Company of
New York
TIAA-CREF Individual & Institutional Services, LLC
TFS Securities, Inc.
Transamerica Advisors Life Insurance Company
Transamerica Advisors Life Insurance Company of
New York
Triad Advisors, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisors
Wells Fargo Investments LLC
Woodbury Financial Services, Inc.

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For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Evelyn E. Guernsey, an Independent Director/Trustee of the Funds, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive recordkeeping payments from the Funds and/or other Lord Abbett Funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

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9.
Taxation of the Funds

Each Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the IRS.

In order to qualify for the special tax treatment afforded regulated investment companies under subchapter M of the Code, each Fund must derive at least 90% of its gross income for each taxable year from certain specified sources (“qualifying income”) as well as meet certain diversification, distribution, and other requirements. While the Emerging Markets Currency Fund believes that the income derived by such Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). To date the U.S. Treasury Department has not exercised this regulatory authority. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income. The Emerging Markets Currency Fund previously submitted to the IRS a request for a private letter ruling to confirm that income from its foreign currency related investments would be qualifying income. The IRS declined to issue such a ruling on the ground that it has an internal policy of not ruling on issues when the IRS is considering the possibility of initiating a regulations project addressing the same subject matter. The IRS has not, however, included such a regulations project on any of its subsequent Priority Guidance Plans. If each Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, each such Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not so eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund continues to qualify for such favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. Commencing in 2013, the applicable reduced tax rate on qualified dividend income varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). Since the Emerging Markets Currency Fund’s income is primarily derived from sources that do not pay qualified dividend income, distributions from that Fund’s net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income.

A dividend that is attributable to qualified dividend income of the Global Allocation Fund that is paid by that Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income; (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions paid by a Fund from its net realized long-term capital gains that are reported to you by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have

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owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) taxed at capital gain rates for capital assets held for more than one year. The applicable capital gain rate also depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund in a taxable year of the Fund commencing prior to December 23, 2010 can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years and any such losses incurred by a Fund in taxable years commencing on or after such date may be carried forward indefinitely to offset future capital gains of the Fund. Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. Since the Emerging Markets Currency Fund’s income is derived primarily from sources other than dividends of domestic corporations, that Fund generally does not expect that its dividends will qualify to any material extent for any dividends received deduction that might otherwise be available to corporate shareholders. Corporate shareholders in the Global Allocation Fund must have held their Fund shares for more than 45 days to qualify for the dividends-received deduction. The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in a reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Effective for taxable years beginning after December 31, 2012, a new 3.8% Medicare tax is now imposed on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” generally includes taxable dividends (including capital gain dividends) and capital gains recognized from redemptions or exchanges of shares of mutual funds, such as the Funds. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

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Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, capital gains recognized from redemptions or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Losses on the sale of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) a Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Foreign exchange gains and losses realized by the Emerging Markets Currency Fund or an underlying fund in which the Global Fund invests in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of a Fund or underlying fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

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Options written or purchased by a Fund or underlying fund and futures contracts purchased on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund or underlying fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund or underlying fund as long-term or short-term. Additionally, a Fund or underlying fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s or underlying fund’s risk of loss is substantially diminished by one or more options or futures contracts) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund or underlying fund to ameliorate some adverse effects of the tax rules described in this paragraph. Rules governing the tax aspects of swap agreements are still developing and are not entirely clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment. The Funds intend to monitor developments in this area in order to maintain their qualification as regulated investment companies. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies and straddles may affect the amount, timing and character of a Fund’s income and gains or losses and hence of its distributions to shareholders.

Each Fund or underlying fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the Emerging Markets Currency Fund only if more than 50 percent of the value of the Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). In addition, if an underlying fund in which the Global Fund invests qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign taxes paid, the Global Fund may choose to elect to pass through its allocable amount of such tax credit or deduction to its shareholders, provided that at the close of each quarter of each taxable year at least 50 percent of the value of the Global Fund’s total assets is represented by interests in other regulated investment companies. If a Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by such Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Emerging Markets Currency Fund or an underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from a Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

If the Global Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The

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Global Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Global Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments also could result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Global Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

A Fund or an underlying fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for each Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or underlying fund elects to include market discount in income currently), the Fund or underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of

9-5

U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund commencing prior to January 1, 2014, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes.

While neither of the Funds expects its shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of such Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of such Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be recharacterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by the Funds on or after such date.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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10.
Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Company’s principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Funds as follows:

	Fiscal Year Ended December 31,
	2012	2011	2010
Gross sales charge	$469,226	$1,040,134	$1,255,082
Amount allowed to dealers	$400,134	$887,302	$1,065,023

Net commissions received by Lord Abbett Distributor	$69,092	$152,832	$190,059

In addition, Lord Abbett Distributor, as the Company’s principal underwriter, received the following compensation for the fiscal year ended December 31, 2012:

	Compensation on Redemption and Repurchase	Brokerage Commissions in Connection with Fund Transactions	Other Compensation*

Class A	$0	$0	$52,800.76	**
Class B	$0	$0	$4.79
Class C	$0	$0	$697.89	**
Class F	$0	$0	$2,713.51
Class P	$0	$0	$0
Class R2	$0	$0	$64.49
Class R3	$0	$0	$5.51

*Other compensation includes fees paid to Lord Abbett Distributor for services rendered in connection with activities primarily intended to result in the sale of Fund shares.
**Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

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11.
Financial Statements

The financial statements incorporated herein by reference from the Funds’ 2012 annual report to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Wilmer Cutler Pickering Hale and Dorr LLP	As Requested

* The Funds may provide its portfolio holdings to (a) third parties that render services to each Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to a Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to a Fund within one day following each calendar period end.

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APPENDIX B

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of

1	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
2

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

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any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•

Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•

Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

3

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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A.

Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.

Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.

Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.

Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.

Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board

B-3

accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.

General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

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5.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.

Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.

Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.

Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.

Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose

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for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.

Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.

Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

B-6

4.

Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.

Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.

Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.

Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.

Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.

Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.

Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we

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pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.

Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 13, 2012

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APPENDIX C

Description of Corporate Bond Ratings

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

LAGF-13
(05/13)

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LORD ABBETT

Statement of Additional Information	May 1, 2013

LORD ABBETT GLOBAL FUND
Lord Abbett Emerging Markets Local Bond Fund

CLASS/TICKER
CLASS A	TBD	CLASS I	TBD
CLASS C	TBD	CLASS R2	TBD
CLASS F	TBD	CLASS R3	TBD

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your financial intermediary or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for Lord Abbett Emerging Markets Local Bond Fund (“Emerging Markets Local Bond Fund,” or the “Fund”), a series of Lord Abbett Global Fund, Inc. (the “Company”) dated May 1, 2013. Certain capitalized terms used throughout this SAI are defined in the prospectus.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 888-522-2388. The Fund’s annual and semiannual reports to shareholders will be available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

TABLE OF CONTENTS

PAGE

1.	Fund History	1-1
2.	Investment Policies	2-1
3.	Management of the Fund	3-1
4.	Control Persons and Principal Holders of Securities	4-1
5.	Investment Advisory and Other Services	5-1
6.	Brokerage Allocations and Other Practices	6-1
7.	Classes of Shares	7-1
8.	Purchases, Redemptions, Pricing, and Payments to Dealers	8-1
9.	Taxation of the Fund	9-1
10.	Underwriter	10-1
11.	Financial Statements	11-1
Appendix A.	Fund Portfolio Information Recipients	A-1
Appendix B.	Proxy Voting Policies and Procedures	B-1

1.
Fund History

The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”) and was incorporated under Maryland law on February 23, 1988. The Company has 2,000,000,000 shares of authorized capital stock, $0.001 par value. The Company has three funds or series, one of which is offered by this SAI: Emerging Markets Local Bond Fund, which is a non-diversified fund under the Act. The Fund offers six classes of shares: Class A, C, F, I, R2, and R3 shares. The Company’s Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time.

1-1

2.
Investment Policies

Fundamental Investment Restrictions. The investment objective of the Fund cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 The Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

The Fund may not:

(1)

borrow money, except that (i) it may borrow from banks (as defined in the Act[2] in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law[3], and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;[4]

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);[5]

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

(5)

buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. government, its agencies and instrumentalities; or6

(7)	issue senior securities to the extent such issuance would violate applicable law.[7]

1 A “majority of the Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).
2 The term “bank” is defined in Section 2(a)(5) of the Act.

3 U.S. Securities and Exchange Commission (“SEC”) staff guidance currently prohibits the Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.
4 As of the date of this SAI, the Lord Abbett Funds have not received exemptive relief permitting interfund borrowing and lending.
5 Current federal securities laws prohibit the Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction, the deposit of assets in a segregated account with the Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.
6 Under SEC guidelines, the Fund may not invest more than 25% of its net assets in a particular industry or group of industries.
7 Current federal securities laws prohibit the Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that the Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets (including the amount borrowed).

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Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Fund must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to the Fund’s investment objective and the fundamental investment restrictions above that cannot be changed without shareholder approval, the Fund also is subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;[8]

(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be liquid, subject to the oversight of the Board;

(3)	invest in securities issued by other investment companies except to the extent permitted by applicable law. The Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act;

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time; or

(7)

buy from or sell to any of the Company’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than the Company’s shares.

Compliance with these non-fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental investment restrictions, with which the Fund must comply at the time of purchase. The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities in an orderly fashion.

Portfolio Turnover Rate. The Fund has not had any portfolio turnover during the last two fiscal years ended December 31st because it is newly organized and has not yet commenced operations.

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that the Fund may use and some of the risks associated with some investments and techniques. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use each of the investments and techniques described below at all times, at some times, or not at all.

Borrowing Money. The Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If the Fund borrows money and experiences a decline in its net asset value (“NAV”), the borrowing will increase its losses. The Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets. In the event that the Fund’s borrowings exceed 33 1/3% of its total assets, the Fund

8 The Fund’s policy with respect to short selling or maintaining a short position is described below under “Short Sales.”

2-2

would take steps to reduce borrowings below this level within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations.

Brady Bonds. Consistent with its investment objective and policies, the Fund may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Convertible Securities. The Fund may invest a portion of its assets in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities. The markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Debt Securities. The Fund will invest a substantial portion of its assets in debt securities, such as bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments, in accordance with the prospectus. The value of debt securities may fluctuate based on changes in interest rates and the financial condition of the relevant issuer or guarantor. When interest rates rise or the financial condition of the relevant issuer or guarantor worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) assigns such a rating to the security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment adviser, determines the security to be of comparable quality.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts in accordance with the prospectus. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates,

2-3

currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use, to the extent described in the prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, many OTC derivatives are not guaranteed by a clearing agency. The Fund may invest substantially in forward contracts, which are OTC derivatives. Therefore, each party to an OTC derivative that is not centrally cleared bears the risk that the counterparty will default. Accordingly, Lord Abbett will consider the creditworthiness of counterparties to non-centrally cleared OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The Fund will be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use debt securities to cover its obligations relating to these transactions. As a result of their segregation, the debt securities (or any other liquid asset segregated) may not be used for other operational purposes. Lord Abbett will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of currency contracts or other transactions.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks,

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market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Emerging Markets Debt. The Fund will invest a substantial proportion of its assets in emerging market debt securities and currencies in accordance with the prospectus. The risks of investments usually are greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Equity Securities. The Fund may invest a portion of its assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Transactions. The Fund may, but is not required to, enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

The Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and typically are currencies of economically and politically stable industrialized nations. To the extent the Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates

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in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to risks caused by inflation, interest and taxation rates, budget deficits and low savings rates, political factors and government control.

The Fund may engage in spot transactions and also may use forward contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund thereby will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). The Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to

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deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, generally will have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options. The Fund may take positions in options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Fund may enter into represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to twelve months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Securities. The Fund may invest in foreign securities in accordance with the prospectus. Foreign securities may involve special risks that typically are not associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

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•

Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

•

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•

Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies and securities dealers than in the U.S.

•

Trading volumes on foreign securities markets may be substantially lower than those of U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers.

•

Foreign securities may trade on days when the Fund does not sell or redeem shares. As a result, the value of the Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets generally are more severe in emerging markets.

Futures Contracts and Options on Futures Contracts. The Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts. The Fund also may enter into closing purchase and sale transactions with respect to such contracts and options. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, the Fund is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, the Fund is required to deposit a specified amount of cash or eligible securities called “initial margin.” Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. For federal income tax purposes, certain futures contracts denominated in a foreign currency will generate ordinary income, rather than capital gain or loss. Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate

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any profits that the Fund might realize in trading and could cause the Fund to incur losses as a result of those changes.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or, to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund also may enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a Commodity Futures Trading Commission-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While the Fund may benefit from the use of futures and related options, unanticipated market events may result in worse overall performance than if the Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund thus may be exposed to additional risk of loss.

•	The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract that is not centrally cleared may fail to perform its obligations under the contract.

Specific Futures Transactions. The Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

The Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts.

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The Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. The Fund also may purchase and sell currency futures and options thereon, as described above.

High-Yield or Below Investment Grade Debt Securities. The Fund may invest in high-yield debt securities in accordance with the prospectus. High-yield debt securities (also referred to as “below investment grade” or “junk” bonds) are rated BB/Ba or lower by an NRSRO, or are unrated but determined by Lord Abbett to be of comparable quality and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. High-yield corporate debt securities issued in such leveraged buyout transactions often enable the issuer to make deferred interest payments to the debtholder. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund determines cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	securities that are not readily marketable;

•	repurchase agreements and time deposits with a notice or demand period of more than seven days; and

•

certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Inflation-Indexed Securities. The Fund may invest in inflation-indexed securities in accordance with its investment objective and policies. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($10,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-focused bonds will be adjusted downward, and

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consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Other Investment Companies. Subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, the Fund may invest in other investment companies, including money market funds, exchange-traded funds (“ETFs”), and closed-end funds. (The Fund, however, may not operate as a fund-of-funds in reliance on Sections 12(d)(1)(F) and (G) of the Act.) These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on the Fund investing more than 5% of its total assets in the securities of any one investment company or more than 10% of its total assets in securities of other investment companies. (Pursuant to certain SEC rules, these percentage limitations do not apply to the Fund’s investments in certain registered money market funds.) When the Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

The Fund may invest in ETFs, which typically are open-end funds or unit investment trusts that are designed to accumulate and hold a portfolio of securities intended to track the performance and dividend yield of a securities index. The Fund may use ETFs for several reasons, including to facilitate the handling of cash flows or trading or to reduce transaction costs. The price movement of an ETF may not perfectly correlate to the price movement of the relevant underlying index. Similar to common stock, ETFs are subject to market volatility and selection risk.

The Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s investment in closed-end fund shares is subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Fund may invest a portion of its assets in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial

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banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund.

Government National Mortgage Association. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Both are government-sponsored corporations owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages because these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued

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or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage-dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities typically is more volatile than that of coupon bearing bonds of the same maturity.

To Be Announced “TBA” Sale Commitments. The Fund may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund

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realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Other Asset-Backed Securities. The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds. The Fund may invest a portion of its assets in municipal bonds. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to the Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of the Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce the Fund’s performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer or guarantor, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Non-U.S. Government and Supranational Debt Securities. The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries, in accordance with the prospectus. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are described above; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt. In addition, holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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Options on Securities and Securities Indices. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts consistent with its prospectus. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. The Fund may enter into OTC options contracts (“OTC options”). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Because there is no exchange, pricing

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normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases in accordance with procedures approved by and administered under the supervision of the Board.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets. The “liquidity charge” referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements, the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”). The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. The Fund may invest a portion of its assets in preferred stock, warrants, and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock are subject to market and liquidity risks. The value of preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

Real Estate Investment Trusts (“REITs”). The Fund may invest a portion of its assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans, in accordance with the prospectus. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems, and changes in interest rates. To the extent that assets underlying a REIT are

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concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

Repurchase agreements are considered a form of lending under the Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund’s non-fundamental investment restriction on illiquid securities.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. Reverse repurchase agreements are considered a form of borrowing under the Act. The Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Senior Loans. The Fund may invest in senior loans. A senior loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests also may take the form of participation interests in, or novations of, a senior loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund also may invest in bridge loans, which are short-term loan arrangements (typically 12 to 18 months) usually made by a borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured.

The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan

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Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another NRSRO) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated senior loan only where the Agent as to such senior loan at the time of investment has outstanding debt or deposit obligations rated investment grade by an NRSRO or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans.

The Fund also may invest in prefunded Letter of Credit (“L/C”) term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable, into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.” The Fund also may enter into a short position through a forward commitment or a short derivative position though a futures contract or swap agreement. If the price of the security or derivative increases during this time, the Fund will lose money in an amount equal to the price from the time that the short sale was entered into plus any premiums and interest to the third party. Therefore, short sales involve the risk that the Fund may lose more money than the actual cost of its investment. Also, if the third party to the short sale does not honor its contract terms, the Fund will suffer losses. The Fund may not engage in any other type of short selling and

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does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales. This limit does not apply to the Fund’s use of short positions in U.S. Treasury note futures, or in other security futures, for bona fide hedging purposes or to pursue risk management strategies.

Structured Securities and Other Hybrid Instruments. In accordance with its investment objective and policies, the Fund may invest in structured securities and other hybrid instruments. Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. The Fund could lose more than the principal amount it invested in the relevant structured securities.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference. These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Swap Transactions. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps). The Fund may enter into these transactions for hedging purposes or for speculative purposes in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers, or their respective affiliates.

In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Fund may enter into long and short currency positions using swap contracts under which it will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, the Fund may enter into a new swap contract. The Fund’s swap contracts will be made in the OTC

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market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, the Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

The Fund also may purchase and write (sell) options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

The Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

U.S. Government Securities. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises. The Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government.

When-Issued or Forward Transactions. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the

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future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Temporary Defensive Investments. As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position.

Temporary defensive securities include:

•	U.S. Government Securities.

•

Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•

Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•

Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements with maturities of less than seven days.

•	Registered money market funds.

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Fund’s portfolio holdings available to the general public at www.lordabbett.com. Generally, Lord Abbett makes a list of the Fund’s top ten holdings publicly available monthly with a 15-day delay (lag) and aggregate holdings information publicly available monthly with a 30-day delay (lag). Lord Abbett generally makes holdings information for each fund-of-funds publicly available without any delay and for the money market fund one day after the reporting date or period. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Fund’s portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Funds;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•

Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Funds, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

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•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Funds’ officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Funds’ compliance program.

Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement).

Neither the Fund nor Lord Abbett or any of their respective affiliates receives any compensation for disclosing information about the Funds’ portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Funds’ portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Funds and therefore may disclose information about their own portfolio holdings information more frequently than the Fund discloses information about their portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Funds, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Funds’ portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

The Board also reviews the Fund’s policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.
Management of the Fund

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As generally will be discussed in the Fund’s semiannual report to shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Board Leadership Structure
The Board currently has eight Directors, seven of whom are persons who are not “interested persons” of the Fund, sometimes referred to as independent directors/trustees or Independent Directors. E. Thayer Bigelow, an Independent Director, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Bigelow’s long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets eight times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Directors also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Directors. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Fund’s business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Directors of the Company and the directors/trustees of all other Lord Abbett-sponsored funds.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

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Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006–2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009–2011).

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Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2001	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Jerald M. Lanzotti (1967)	Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 1996.
Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

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Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
David B. Ritt (1976)	Vice President	Elected in 2009	Portfolio Manager, joined Lord Abbett in 2006.
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.
Leah G. Traub (1979)	Vice President	Elected in 2009	Partner and Director of Currency Management, joined Lord Abbett in 2007.
Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Qualifications of Directors/Trustees
The individual qualifications for each of the directors/trustees and related biographical information are noted below. These qualifications led to the conclusion that each should serve as a director/trustee for the Fund, in light of the Fund’s business and structure. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;

•

Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Director, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Fund;

•	Understanding and appreciation of the important role occupied by an Independent Director in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision making process for the Fund, including appropriate interpersonal skills to work effectively with other Independent Directors;

•	Desire and availability to serve as an Independent Director for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Director; and

•	Diversity of background.

Interested Director/Trustee:

•

Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

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Independent Directors/Trustees:

•

E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•

Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•

Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees
The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

Committee	Committee Members	Number of Meetings Held During the 2012 Fiscal Year	Description
Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James M. McTaggart*	5

The Audit Committee is comprised solely of directors/trustees who are not “interested persons” of the Fund. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

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Committee	Committee Members	Number of Meetings Held During the 2012 Fiscal Year	Description
Proxy Committee	Julie A. Hill Franklin W. Hobbs James L.L. Tullis	3

The Proxy Committee is comprised of at least two directors/trustees who are not “interested persons” of the Fund, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Directors. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart* James L.L. Tullis	6

The Nominating and Governance Committee is comprised of all directors/trustees who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart* James L.L. Tullis	5

The Contract Committee is comprised of all directors/trustees who are not “interested persons” of the Fund. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and the Fund’s portfolio.

*Mr. McTaggart was elected to the Nominating and Governance Committee and the Contract Committee effective December 1, 2012 and the Audit Committee effective January 1, 2013.

Board Oversight of Risk Management
Managing the investment portfolio and the operations of the Fund, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Fund. The Board oversees the Fund’s risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Fund, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Fund and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board at least quarterly regarding compliance matters for the Fund, Lord Abbett, and the Fund’s service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that

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credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Fund. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Fund’s Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Fund’s portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Fund and the investment risks assumed by the Fund to achieve that performance.

While Lord Abbett (and the Fund’s service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Fund. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Fund can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Compensation Disclosure
The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Company for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of each director/trustee. No interested director/trustee of the Lord Abbett-sponsored funds and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

Name of Directors/Trustees	For the Fiscal Year Ended December 31, 2012 Aggregate Compensation Accrued by the Company[1]	For the Year Ended December 31, 2012 Total Compensation Paid by the Company and Twelve Other Lord Abbett-Sponsored Funds[2]

E. Thayer Bigelow	$2,021	$304,000
Robert B. Calhoun, Jr.	$1,963	$294,000
Evelyn E. Guernsey	$1,788	$269,000
Julie A. Hill	$1,764	$265,000
Franklin W. Hobbs	$1,728	$259,000
James M. McTaggart[3]	$216	$32,875
Thomas J. Neff [4]	$1,761	$265,000
James L.L. Tullis	$1,788	$269,000

[1] Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. McTaggart, Mr. Neff, and Mr. Tullis are $167, $1,963, $167, $487, $1,728, $20, $167, and $754, respectively.
[2] The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2012, including fees independent directors/trustees have chosen to defer.
3 Mr. McTaggart was elected to the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds, effective December 1, 2012. [4] Effective December 31, 2012, Thomas J. Neff retired from the Board of Directors/Trustees.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Company and the other Lord Abbett-sponsored funds as of December 31, 2012. The amounts shown include deferred compensation (including interest) to the directors/trustees deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

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Name of Directors/Trustees	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in Lord Abbett- Sponsored Funds
Interested Director/Trustee:
Daria L. Foster	None	Over $100,000
Independent Directors/Trustees:
E. Thayer Bigelow	None	Over $100,000
Robert B. Calhoun, Jr.	None	Over $100,000
Evelyn E. Guernsey	None	$50,001-$100,000
Julie A. Hill	None	Over $100,000
Franklin W. Hobbs	None	Over $100,000
James M. McTaggart[2]	None	$1-$10,000
James L.L. Tullis	None	Over $100,000

[1] The Fund is newly organized and has not yet commenced investment operations.
2 Mr. McTaggart was elected to the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds, effective December 1, 2012.

Code of Ethics

The directors, trustees and officers of the Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s, Lord Abbett’s, and Lord Abbett Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors/trustees of each Lord Abbett-sponsored fund to the extent contemplated by the Act and recommendations of the Advisory Group.

Proxy Voting
The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available on the SEC’s website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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4.
Control Persons and Principal Holders of Securities

It is anticipated that when the Fund commences operations Lord Abbett will own approximately 100% of the Fund’s outstanding shares. It also is anticipated that over time this percentage of ownership will decrease.

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5.
Investment Advisory and Other Services

Investment Adviser

As described under “Management and Organization of the Fund” in the prospectus, Lord Abbett is the Company’s investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company on behalf of the Fund, Lord Abbett is entitled to an annual management fee based on the Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fee is accrued daily and payable monthly at the following annual rates:

0.70% of the first $2 billion of average daily net assets;
0.65% of the next $3 billion of average daily net assets; and
0.60% of the Fund’s average daily net assets over $5 billion.

The Fund did not pay any management fees to Lord Abbett for the last three fiscal years ended December 31st because the Fund is newly organized and has not yet commenced investment operations.

For the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, if any, to an annual rate of 0.85%. This agreement may be terminated only by the Board.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by the Fund for the last three fiscal years ended December 31st are not provided because the Fund is newly organized and has not yet commenced investment operations as of the date of this SAI.

Portfolio Managers

As stated in the prospectus, the Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide country, issuer, industry, sector and macroeconomic research and analysis.

Leah G. Traub heads the team and is primarily responsible for the day-to-day management of the Fund. Assisting Ms. Traub are Jerald M. Lanzotti and David B. Ritt. Ms. Traub, Mr. Lanzotti, and Mr. Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

The following table indicates for the Fund as of December 31, 2012 (or another date, if indicated): (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds

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and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Net Assets)†
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Local Bond Fund(1)	Leah G. Traub	1/$446	0/$0	0/$0
	Jerald M. Lanzotti	7/$36,990	1/$81	987/$3,144(2)
	David B. Ritt	1/$446	0/$0	0/$0
+ Total net assets are in millions.
(1) The data shown is as of December 31, 2012. The Fund is newly organized and has not yet commenced investment operations.
(2) Does not include $1,056 million for which Lord Abbett provides investment models to managed account sponsors.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluations of Proprietary Research and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s

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earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers

The following table indicates for the Fund the dollar range of shares beneficially owned by each portfolio manager who is identified in the prospectus, as of December 31, 2012 (or another date, if indicated). This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Fund*
Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Leah G. Traub
Jerald M. Lanzotti
David B. Ritt
* No information is shown because the Fund is newly organized and has not yet commenced operations.

Principal Underwriter
Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is the Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting the Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of Lord Abbett Global Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for Lord Abbett Global Fund, including the examination of financial statements included in Lord Abbett Global Fund’s annual reports to shareholders.

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6.
Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion. The Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, the Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction. Normally, traders who are employees of Lord Abbett make the selection of broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals. To the extent permitted by law, the Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities. To the extent the Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis. When dealing with a broker-dealer serving as a primary market-maker, the Fund pays no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. The Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates. To the extent the Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. The Fund may purchase newly issued securities from underwriters and the price of such transaction usually will include a concession paid to the underwriter by the issuer. When purchasing from dealers serving as market makers, the purchase price paid by the Fund may include the spread between the bid and ask prices of the security.

Evaluating the Reasonableness of Brokerage Commissions Paid. The Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, the Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund and its other clients. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may

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be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and in particular provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro-rata). In certain strategies, however, a pro-rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors relevant to managing an account. Relevant factors may include, without limitation, client guidelines, an account’s ability to purchase a tradable lot size, cash available for investment, the risk exposure or the risk associated with the particular security, the type of investment, the size of the account, and other holdings in the account. Accordingly, Lord Abbett may increase or decrease the amount of securities allocated to one or more accounts if necessary, under certain circumstances, including (i) to avoid holding odd-lots or small numbers of shares in a client account; (ii) to facilitate the rebalancing of a client account; or (iii) to maintain certain investment guidelines or fixed income portfolio characteristics. Lord Abbett also may deviate from a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to other reasons. But non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed, unrestricted individually managed institutional accounts; second for restricted accounts; third for managed account (“MA”), dual contract managed account (“Dual Contract”), and certain model portfolio managed account (“Model-Based”) programs (collectively, MA, Dual Contract, Model-Based and similarly named programs are referred to herein as a “Program” or “Programs”) by Program; and finally for directed accounts. However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts or MA Programs, Dual Contract Programs or Model Based Programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are

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communicated to the trading desk first for the Lord Abbett funds and institutional accounts and then for relevant Programs. In those instances, Lord Abbett normally will place transactions first, for the Lord Abbett funds and non-directed, unrestricted institutional accounts, next for restricted accounts, third for MA Programs, Dual Contract Programs and certain Model-Based Programs by Program and then for directed accounts.

If Lord Abbett has received trade instructions from multiple institutional clients, Lord Abbett will rotate the order in which it places equity transactions among the accounts or groups of accounts. Lord Abbett normally will use a rotation methodology designed to treat similarly situated groups of accounts equitably over time. In instances in which the same equity securities are used in more than one investment strategy, Lord Abbett normally will place transactions and, if applicable, use its rotation policies, first on behalf of the strategy that it views as the primary strategy. For example, Lord Abbett typically will place transactions/use its rotation for large capitalization equity accounts before those for balanced strategy accounts that use large capitalization securities.

In some cases, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased or sold by a particular account or the price paid or received by certain accounts. From time to time, these policies may adversely affect the performance of accounts subject to the rotation process. Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Lord Abbett has entered into Client Commission Arrangements with a number of broker-dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider may constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett may initiate a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information as to particular companies and securities as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Broker-dealers typically make proprietary research available to investment managers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment managers on a “hard-dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Lord Abbett considers all outside research material and information received in the context of its own internal analysis before incorporating such content into its investment process. As a practical matter, Lord Abbett considers independent investment Research Services to be supplemental to its own research efforts. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services. It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party Research Services in part because Lord Abbett values the receipt of an independent, supplemental viewpoint. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest which Lord Abbett manages by following internal

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procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under Section 28(e) and the regulatory interpretations thereof.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but also may be useful in Lord Abbett’s management of other clients’ accounts; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett may use Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett may use Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and Programs (as defined above) and accounts of clients who may have restricted Lord Abbett’s use of soft dollars regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the equity brokerage and Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments. Investment managers and research analysts each evaluate the proprietary Research Services they receive from broker-dealers and make judgments as to the value and quality of such services. These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Assuming identical execution quality, however, there should be a correlation between the level of trading activity with a broker-dealer and the ranking of that broker-dealer’s brokerage and proprietary Research Services. All portfolio transactions placed with such broker-dealers will be effected in accordance with Lord Abbett’s obligation to seek best execution for its client accounts. Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

From time to time, Lord Abbett prepares a list of Research Providers that it considers to provide valuable Research Services (“Research Firms”) as determined by Lord Abbett’s investment staff (“Research Evaluation”). Lord Abbett uses the Research Evaluation as a guide for allocating payments for Research Services to Research Firms, including Executing Brokers that may provide proprietary Research Services to Lord Abbett. Lord Abbett may make payments for proprietary Research Services provided by an Executing Broker through the use of commissions paid on trades executed by such Executing Broker pursuant to a Client Commission Arrangement (“Research Commissions”). Lord Abbett also uses the Research Evaluation as a guide for allocating Research Commissions and cash payments from its own resources to Research Firms that are not Executing Brokers. From time to time, Lord Abbett may allocate Research Commissions to pay for a significant portion of the Research Services that it receives. Lord Abbett also reserves the right to pay cash to a Research Firm from its own resources in an amount it determines in its discretion.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or the Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. The Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark downs or other fees, resulting from the Fund’s portfolio transactions executed by a different broker-dealer. The Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a

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particular broker-dealer sells shares of the Lord Abbett funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for the Fund.

Lord Abbett may select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients might exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. The Fund is newly organized and has not yet commenced operations; therefore the Fund does not show the following information for the last three fiscal years ended December 31: (i) total brokerage commissions paid on transactions of securities to independent broker-dealer firms; (ii) purchases of third party Research Services with its own resources, and (iii) brokerage commissions paid by the Fund for directed brokerage transactions to brokers for Research Services.

Regular Broker Dealers. The Fund is newly organized and has not yet commenced operations; therefore the Fund did not acquire during the fiscal year ended December 31, 2012 securities of a regular broker or dealer (as defined in Rule 10b-1 under the Act) that derived, or has a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser.

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7.
Classes of Shares

The Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in the Fund’s prospectus to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors/trustees from the separate voting requirements.

The Company’s By-Laws provide that a Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one-quarter of the stock of the Fund’s outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $500,000 or on investments for retirement and benefit plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “NAV Purchases of Class A Shares” discussed below. If you purchase Class A shares as part of an investment of at least $500,000 or more (or for certain retirement and benefit plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1% as a percentage of the offering price or redemption proceeds, whichever is lower. Class A shares are subject to service and distribution fees at an annual rate of 0.20% of the average daily NAV of the Class A shares. Other potential fees and expenses related to Class A shares are described in the prospectus and below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you normally will pay a CDSC of 1% as a percentage of the offering price or redemption proceeds, whichever is lower, to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily NAV of the Class C shares. The Class C 12b-1 fee for the Fund will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held one year or more; all Class C shareholders will bear 12b-1 fees at the same rate. Other potential fees and expenses related to Class C shares are described in the prospectus and below.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares. Class F shares generally are available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate. Other potential fees and expenses related to Class F shares are described in the prospectus and below.

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Class I Shares. If you buy Class I shares, you pay no sales charges or 12b-1 service or distribution fees.

Class R2 and R3 Shares. If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC. Class R2 and R3 shares are subject to service and distribution fees at annual rates of 0.60% and 0.50% of the average daily NAV of the Class R2 and R3 shares, respectively. Class R2 and R3 generally are available only through certain employer-sponsored retirement and benefit plans if the financial intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor. Class R2 and R3 shares generally are available only to retirement and benefit plans where plan-level or omnibus accounts are held on the books of the Fund. They generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Other potential fees and expenses related to Class R2 and R3 shares are described in the prospectus and below.

Rule 12b-1 Plan. The Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Fund’s share classes except Class I shares (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each applicable class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from Lord Abbett Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Plan, each applicable class compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%, and Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.20% for Class A shares, a blended rate of 1.00% for Class C shares on shares held less than one year and 0.80% on shares held for one year or more; 0.10% for Class F shares; 0.60% for Class R2 shares, and 0.50% for Class R3 shares. All Class C shareholders of a Fund will bear 12b-1 fees at the same blended rate, regardless of how long they hold their particular shares. The Fund may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

The Fund did not pay any 12b-1 fees to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended December 31, 2012 because the Fund is newly organized and has not yet commenced investment operations.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the

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Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. As long as the Plan is in effect, the selection or nomination of Independent Directors/Trustees is committed to the discretion of the Independent Directors/Trustees.

One Independent Director, Evelyn E. Guernsey, may be deemed to have an indirect financial interest in the operation of the Plan. Ms. Guernsey, an Independent Director/Trustee of the Fund, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive 12b-1 fees from the Fund and/or other Lord Abbett Funds.

Ms. Foster is the Managing Member of Lord Abbett, which is the sole member of Lord Abbett Distributor, and as such is deemed to have a financial interest in the Plan.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors/Trustees (excluding any Independent Director/Trustee who has a direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC. A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price.

Class A Shares. As stated in the prospectus, subject to certain exceptions, if you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class C Shares. As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the offering price at the time of purchase or redemption proceeds, whichever is lower. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

Eligible Mandatory Distributions. If Class A or C shares represent a part of an individual’s total IRA or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. The percentage used to calculate CDSCs described above for Class A and C shares (1% in the case of Class A and C shares) is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, I, R2, or R3 shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain retirement and benefit plans and benefit payments under retirement and benefit plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all,

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of its assets from the Lord Abbett-sponsored funds. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class C shares distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares) and (b) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A and C, and considered the effect of the higher distribution fees on Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on the Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a retirement and benefit plan (available through certain financial intermediaries as Class A, I, R2 or R3 share investments), or a fee-based program (available through certain financial intermediaries as Class A, F or I share investments), you should discuss with your financial intermediary which class of shares is available to you and makes the most sense as an appropriate investment.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice also should depend on how much you plan to invest.

Investing for the Short Term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to shares you redeem after holding them for at least one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual 12b-1 fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

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In addition, it may not be suitable for you to place an order for Class C shares for retirement and benefit plans with at least 100 eligible employees or for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

Investing for the Longer Term. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features may be available in whole or in part to Class A and C shareholders, but not to Class F, I, R2 or R3 shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-retirement and benefit plan accounts for Class C shareholders during the first year of share ownership (due to the CDSC on redemptions during that year). See “Systematic Withdrawal Plan” under “Account Services and Policies” in the prospectus for more information about the 12% annual waiver of the CDSC for Class C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class C shares are subject.

How Do Payments Affect My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the distribution fee for Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, reduces the Class C distribution fee expenses for the Fund and Class C shareholders. See “Financial Intermediary Compensation” in the prospectus.

What About Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs? The Fund may be offered as an investment option in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Fund, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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8.
Purchases, Redemptions, Pricing, and Payments to Dealers

Pricing of Fund Shares. Information concerning how we value Fund shares is contained in the prospectus under “Account Services and Policies – Pricing of Fund Shares.”

Under normal circumstances, we calculate the NAV per share for each class of the Fund as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. Securities for which market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

NAV Purchases of Class A Shares. Our Class A shares may be purchased at NAV under the following circumstances:

(a)	purchases of $500,000 or more;

(b)	purchases by retirement and benefit plans with at least 100 eligible employees;

(c)

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

(d)

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

(e)	purchases made with dividends and distributions on Class A shares of another Eligible Fund (as defined in the prospectus);

(f)	purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares;

(g)	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(h)	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with fee-based programs provided that the financial intermediaries or

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their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

(i)

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(j)

purchases by each Lord Abbett-sponsored fund’s directors/trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers); or

(k)

purchases involving the concurrent sale of Class C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at NAV (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor, or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the directors/trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of the Fund for: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level); or (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”). The exchange privilege will not be available with respect to any fund, the shares of which at the time are not available to new investors of the type requesting the exchange. Shareholders in other Lord Abbett-sponsored funds generally have the same right to exchange their shares for the corresponding class of the Fund’s shares.

In addition, shareholders who own any class of shares of an Eligible Fund may exchange such shares for a different class of shares of the same Eligible Fund without any sales charge (or CDSC), provided that (i) such shares are not subject to a CDSC and (ii) such exchange is necessary to facilitate the shareholder’s participation in a fee-based program sponsored by the financial intermediary that is the broker of record on the shareholder’s account that holds the shares to be relinquished as part of the exchange transaction. Likewise, shareholders who participate in a fee-based program sponsored by a financial intermediary and own (directly or beneficially) Class A shares that were purchased with or without a sales charge, Class F shares, or Class P shares may exchange such shares acquired through the shareholder’s participation in such fee-based program for Class A shares of the same Eligible Fund without incurring a sales charge (or a CDSC), provided that (i) such shares are not subject to a CDSC and (ii) the financial intermediary sponsoring the fee-based program is the broker of record on the shareholder’s account that will hold the Class A shares of the Eligible Fund received as a result of the exchange.

The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. The Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, the Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

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An exchange transaction is based on the relative NAV of the shares being exchanged. The NAV, which normally is calculated each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time each business day), will be determined after the Fund or its authorized agent receives your exchange order in proper form. Exchanges of Fund shares for shares of another fund generally will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Money Market Fund. Exchanges of Money Market Fund shares for shares of any Lord Abbett-sponsored fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that fund unless a sales charge (front-end, back-end or level) was paid on the initial investment in shares of a Lord Abbett-sponsored fund and those shares subsequently were exchanged for shares of Money Market Fund that are currently being exchanged. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds. Upon redemption of shares out of the Lord Abbett-sponsored funds, the applicable CDSC will be charged. Thus, if shares of a Lord Abbett-sponsored fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Money Market Fund that are subject to a CDSC will be credited with the time such shares are held in Money Market Fund.

Rights of Accumulation. As stated in the prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in Class A, B, C, F, and P shares of any Eligible Fund so that the Purchaser’s current investment in such shares, plus the Purchaser’s new purchase of Class A shares of any Eligible Fund, may reach a level eligible for a discounted sales charge for such shares. Class I, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

To the extent your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed; or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. If you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on

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requests for redemption that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without signature guarantee for redemptions up to and including $100,000.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan (“SWP”). The SWP also is described in the prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Lord Abbett prototype retirement plans have no such minimum. With respect to Class C shares, the CDSC will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank and Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

Purchases through Financial Intermediaries. The Fund and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment,

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and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

AIG Advisor Group, Inc.	MetLife Securities, Inc.
Allstate Life Insurance Company	Morgan, Keegan & Company, Inc.
Allstate Life Insurance Company of New York	Morgan Stanley Smith Barney, LLC
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation (Cetera)
Ascensus, Inc.	Oppenheimer & Co. Inc.
AXA Advisors, LLC	National Planning Holdings, Inc.
AXA Equitable Life Insurance Company B.C. Ziegler and Company	Nationwide Investment Services Corporation NFP Securities, Inc.
Banc of America	Pacific Life & Annuity Company
Business Men’s Assurance Company of America/ RBC Insurance	Pacific Life Insurance Company Pershing, LLC
Bodell Overcash Anderson & Co., Inc.	PHL Variable Insurance Company
Cadaret, Grant & Co., Inc.	Phoenix Life and Annuity Company
Cambridge Investment Research, Inc.	Phoenix Life Insurance Company
Charles Schwab & Co., Inc.	Primevest Financial Services, Inc. (Cetera)
Citigroup Global Markets, Inc.	Principal Life Insurance Company
Commonwealth Financial Network	Protective Life Insurance Company
CRI Securities, LLC Edward D. Jones & Co., L.P.	RBC Capital Markets Corporation (formerly RBC Dain Rauscher)
Envestnet Asset Management, Inc. Family Investors Company	RBC Capital Markets, LLC RBC Insurance d/b/a Liberty Life Insurance
Fidelity Brokerage Services, LLC	Raymond James & Associates, Inc.
Financial Network Investment Corporation (Cetera)	Raymond James Financial Services, Inc.
First Security Benefit Life Insurance and Annuity Company	Securian Financial Services, Inc.
First SunAmerica Life Insurance Company	Securities America, Inc.
First Allied Securities, Inc.	Security Benefit Life Insurance Company
Forethought Life Insurance Company	SunAmerica Annuity Life Assurance Company
Genworth Life & Annuity Insurance Company	Sun Life Assurance Company of Canada
Genworth Life Insurance Company of New York Genworth Financial Investment Services Inc. (Cetera)	Sun Life Insurance and Annuity Company of New York
Hartford Life and Annuity Insurance Company	TIAA-CREF Individual & Institutional Services, LLC
Hartford Life Insurance Company	TFS Securities, Inc.
High Tower Holding LLC	Transamerica Advisors Life Insurance Company
Investacorp, Inc. James I. Black & Co. Janney Montgomery Scott LLC	Transamerica Advisors Life Insurance Company of New York Triad Advisors, Inc.
Legg Mason Walker Wood Incorporated	UBS Financial Services Inc.
Lincoln Financial Network (Lincoln Financial Advisors Corp. & Lincoln Financial Securities Corp.)	U.S. Bancorp Investments, Inc. Wells Fargo Advisors
Lincoln Life & Annuity Company of New York Lincoln National Life Insurance Company	Wells Fargo Investments LLC Woodbury Financial Services, Inc.
Linsco/Private Ledger Corp.
MassMutual Life Investors Services, Inc.
Merrill Lynch Life Insurance Company/ML Life Insurance Company of New York (n/k/a Transamerica Advisors)
Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the

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investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Evelyn E. Guernsey, an Independent Director/Trustee of the Fund, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive recordkeeping payments from the Fund and/or other Lord Abbett Funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of the Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

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9.
Taxation of the Fund

The Fund intends to elect and qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Fund is treated as a separate entity for federal income tax purposes, the status of the Fund as a regulated investment company is determined separately by the IRS.

In order to qualify for the special tax treatment afforded regulated investment companies under subchapter M of the Code, the Fund must derive at least 90% of its gross income for each taxable year from certain specified sources (“qualifying income”) as well as meet certain diversification, distribution, and other requirements. While the Fund believes that the income derived by Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). To date the U.S. Treasury Department has not exercised this regulatory authority. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income. If the Fund qualifies for the favorable tax treatment afforded to a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not so eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however certain qualified dividend income that the Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Fund’s net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income.

Distributions paid by the Fund from its net realized long-term capital gains that are reported to you by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) taxed at capital gain rates for capital assets held for more than one year. The applicable capital gain rate depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

While the Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by the Fund can be carried forward indefinitely to offset future capital gains of the Fund. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as capital gain dividends. Since the Fund’s income is derived primarily from sources other than dividends of domestic corporations, the Fund generally does not expect that its dividends will qualify to any material extent for any dividends-received deduction that otherwise might be available to corporate shareholders.

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Effective for taxable years beginning after December 31, 2012, a new 3.8% Medicare tax is now imposed on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” generally includes taxable dividends (including capital gain dividends) and capital gains recognized from redemptions or exchanges of shares of mutual funds, such as the Fund. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, capital gains recognized from redemptions or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Losses on the sale of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in the Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the Fund or another fund pursuant to the Reinvestment Privilege, or if shares in the Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and

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exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of the Fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

Options written or purchased by the Fund and futures contracts purchased on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. Rules governing the tax aspects of swap agreements are still developing and are not entirely clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment. The Funds intend to monitor developments in this area in order to maintain their qualification as regulated investment companies. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the Fund if more than 50 percent of the value of the Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct

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your pro rata portion of qualified foreign taxes paid by such Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments also could result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if the Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner

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and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund commencing prior to January 1, 2014, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes.

While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by the Fund on or after such date.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

9-5

10.
Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

During the last three fiscal years ended December 31st, Lord Abbett Distributor, as the Fund’s principal underwriter, did not receive net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares because the Fund is newly organized and has not yet commenced investment operations.

In addition, Lord Abbett Distributor, as the Fund’s principal underwriter, did not receive any compensation with respect to the Fund for the fiscal year ended December 31, 2012 because the Fund has not yet commenced investment operations.

10-1

11.
Financial Statements

No financial statements are available for the Emerging Markets Local Bond Fund because it is newly organized and has not yet commenced operations.

11-1

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Wilmer Cutler Pickering Hale and Dorr LLP	As Requested

* The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to a Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to a Fund within one day following each calendar period end.

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APPENDIX B

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[2]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•

Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•

Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.

Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their

[3]

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.

Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.

Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.

Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.

Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-

by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.

General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.

Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.

Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.

Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.

Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.

Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.

Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.

Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.

Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.

Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.

Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.

Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.

Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.

Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.

Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended:   September 13, 2012

APPENDIX C

DESCRIPTION OF CORPORATE BOND RATINGS

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C-1

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

EMLB-13
05/13

C-2

PART C
OTHER INFORMATION

Item 28.		Exhibits

(a)		Articles of Incorporation.

(i)

Articles of Incorporation dated February 19, 1988. Incorporated by reference to Exhibit 99.B1 to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 1995.

(ii)

Articles of Amendment and Articles Supplementary to Articles of Incorporation. Incorporated by reference to Exhibit 99.B1 to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed on July 11, 1996.

(iii)

Articles Supplementary to Articles of Incorporation dated July 1997. Incorporated by reference to Exhibit 99.23.A(iii) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(iv)

Articles of Amendment to Articles of Incorporation dated March 2, 1999. Incorporated by reference to Exhibit 99.23(A)(iv) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(v)

Articles Supplementary to Articles of Incorporation dated March 2, 1999. Incorporated by reference to Exhibit 99.23(A)(v) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(vi)

Articles of Amendment to Articles of Incorporation dated April 23, 2002. Incorporated by reference to Exhibit 99.23(A)(vi) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(vii)

Articles Supplementary to Articles of Incorporation dated August 11, 2004. Incorporated by reference to Exhibit 99.23(A)(vii) to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

(viii)

Articles of Amendment to Articles of Incorporation dated June 21, 2007. Incorporated by reference to Exhibit No. 99(A)(viii) to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2007.

(ix)

Articles Supplementary to Articles of Incorporation dated July 31, 2007 and effective August 10, 2007. Incorporated by reference to Exhibit No. 99(A)(ix) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(x)

Articles of Amendment to Articles of Incorporation dated August 30, 2007 and effective September 28, 2007. Incorporated by reference to Exhibit No. 99(A)(x) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xi)

Articles of Amendment to Articles of Incorporation dated June 17, 2008. Incorporated by reference to Exhibit No. 99(A)(xi) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2008.

(xii)

Articles Supplementary to Articles of Incorporation dated April 23, 2010. Incorporated by reference to Exhibit No. 99(A)(xii) to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2010.

(xiii)

Articles of Amendment to the Articles of Incorporation dated January 27, 2011. Incorporated by reference to Exhibit No. 99(A)(xii) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on September 23, 2011.

(xiv)

Articles Supplementary to the Articles of Incorporation dated February 4, 2013. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2013.

(b)

By-laws. Amended and Restated By-laws dated January 1, 2013. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2013.

(c)		Instruments Defining Rights of Security Holders. Not applicable.

(d)		Investment Advisory Contracts.

(i)

Management Agreement between Lord Abbett Global Fund, Inc. and Lord, Abbett & Co., dated as of August 29, 1988. Incorporated by reference to Exhibit No. 99(d)(i) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

(ii)

Addendum to Management Agreement for Income Series dated January 1, 2006. Incorporated by reference to Exhibit No. 99(d)(ii) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

(iii)

Addendum to Management Agreement for Equity Series dated January 1, 2006. Incorporated by reference to Exhibit No. 99(d)(iii) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

(iv)

Addendum to Management Agreement for Lord Abbett Global Allocation Fund (f/k/a Equity Series) dated July 1, 2008. Incorporated by reference to Exhibit No. 99(d)(iv) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2008.

(v)

Management Fee Waiver Agreement for Global Allocation Fund effective May 1, 2013. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2013.

	(vi)	Addendum to Management Agreement for Emerging Markets Local Bond Fund dated May 1, 2013. Filed herein.

	(vii)	Expense Limitation Agreement for Emerging Markets Local Bond Fund dated May 1, 2013. Filed herein.

(e)

Underwriting Contracts. Distribution Agreement dated July 12, 1996. Incorporated by reference to Exhibit 99.23-E to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(f)		Bonus or Profit Sharing Contracts. None.

(g)		Custodian Agreements.

	(i)	Custodian Agreement dated November 1, 2001 (including updated Exhibit A dated as of May 1, 2013). Filed herein.

	(ii)	Form of Letter Amendment dated May 1, 2013 to Custodian Agreement dated November 1, 2001 (including updated Form of Exhibit A dated as of May 1, 2013). Filed herein.

(h)		Other Material Contracts

	(i)	Agency Agreement dated April 30, 2010 (including amended Schedule A dated as of May 1, 2013). Filed herein.

(ii)

Amendment to Agency Agreement dated April 30, 2010 (amended March 15, 2011.) Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement Form N-1A filed on July 28, 2011.

	(iii)	Form of Letter Amendment dated May 1, 2013 to the Agency Agreement dated April 30, 2010 (including amended Form of Schedule A dated May 1, 2013.) Filed herein.

(iv)

Administrative Services Agreement (including amendments Nos. 1-13). Incorporated by reference to Exhibit 99.23(H)(ii) to Post- Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009.

(v)

Amendment #14 to Administrative Services Agreement dated May 1, 2010. Incorporated by reference to Exhibit 99.23(H)(v) to Post- Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2010.

	(vi)	Amendment #15 to Administrative Services Agreement dated as of October 26, 2010. Filed herein.
Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2011.

(vii)

Amendment #16 to Administrative Services Agreement dated as of November 19, 2010. Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2011.

(viii)

Amendment #17 to Administrative Services Agreement dated as of April 20, 2011. Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2011.

(ix)

Amendment #18 to Administrative Services Agreement dated as of June 15, 2011. Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2011.

(x)

Amendment #19 to Administrative Services Agreement dated as of December 15, 2011. Incorporated by reference to Exhibit No. 99.28H (ix) to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2012.

	(xi)	Amendment #20 to Administrative Services Agreement dated as of May 1, 2013. Filed herein.

(i)		Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)		Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)		Omitted Financial Statements. Not applicable.

(l)		Initial Capital Agreements. Not applicable.

(m)		Rule 12b-1 Plan.

(i)

Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 10, 2007 with updated Schedule A dated as of May 1, 2013 and Schedule B dated as of November 28, 2012. Filed herein.

(n)		Rule 18f-3 Plan.

	(i)	Amended & Restated Rule 18f-3 Plan as of July 1, 2008 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of May 1, 2013. Filed herein.

(o)		Reserved.

(p)		Code of Ethics dated as of January 2013. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2013.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriters.

(a)

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC.

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Equity Trust
Lord Abbett Investment Trust
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust

Lord Abbett Stock Appreciation Fund
Lord Abbett Series Fund, Inc.
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address *	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Daria L. Foster	Chief Executive Officer	President and Chief Executive Officer

Lawrence H. Kaplan	General Counsel	Vice President and Secretary

Lynn M. Gargano	Chief Financial Officer	None

James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

*	Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of April, 2013.

LORD ABBETT GLOBAL FUND, INC.

BY:	/s/ Thomas R. Phillips

Thomas R. Phillips
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

E. Thayer Bigelow*	Chairman and Director	April 30, 2013

E. Thayer Bigelow

Daria L. Foster*	President, CEO, and Director	April 30, 2013

Daria L. Foster

Robert B. Calhoun, Jr.*	Director	April 30, 2013

Robert B. Calhoun, Jr.

Evelyn E. Guernsey *	Director	April 30, 2013

Evelyn E. Guernsey

Julie A. Hill*	Director	April 30, 2013

Julie A. Hill

Franklin W. Hobbs*	Director	April 30, 2013

Franklin W. Hobbs

James M. McTaggart*	Director	April 30, 2013

James M. McTaggart

James L.L. Tullis*	Director	April 30, 2013

James L.L. Tullis*

*BY:	/s/ Thomas R. Phillips

Thomas R. Phillips
Attorney-in-Fact*

POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, Thomas R. Phillips, and Brooke A. Fapohunda, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ E. Thayer Bigelow	Chairman and Director/Trustee	January 1, 2013

E. Thayer Bigelow

/s/ Daria L. Foster	President, CEO, and Director/Trustee	January 1, 2013

Daria L. Foster

/s/ Robert B. Calhoun, Jr.	Director/Trustee	January 1, 2013

Robert B. Calhoun, Jr.

/s/ Evelyn E. Guernsey	Director/Trustee	January 1, 2013

Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee	January 1, 2013

Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	January 1, 2013

Franklin W. Hobbs

/s/ James M. McTaggart	Director/Trustee	January 1, 2013

James M. McTaggart

/s/ James L.L. Tullis	Director/Trustee	January 1, 2013

James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.